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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PALL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PALL CORPORATION
2200 Northern Boulevard
East Hills, New York 11548

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 19, 2003

To the Holders of Common Stock:

PLEASE TAKE NOTICE that the annual meeting of shareholders of Pall Corporation, a New York corporation (the "Company"), will be held at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Wednesday, November 19, 2003 at 11:00 a.m., local time, for the following purposes:

  (1)
  to elect four directors for a three-year term and one director for a two-year term;

  (2)
  to consider and vote upon a proposal to approve the Company's 2004 Executive Incentive Bonus Plan;

  (3)
  to consider and vote upon a proposal to approve an amendment to the Company's Management Stock Purchase Plan;

  (4)
  to consider and vote upon a proposal to approve an amendment to the Company's Employee Stock Purchase Plan; and

  (5)
  to transact such other business as may properly come before the meeting.

The close of business on October 1, 2003 has been fixed as the record date for the meeting; only shareholders of record at that time are entitled to notice of and to vote at the meeting.

Registered shareholders have the choice of voting their shares either by returning their proxy card by mail or by granting their proxy by telephone or on the internet. Instructions for voting by telephone and the internet are printed on the enclosed proxy card. Shareholders who hold their shares through a nominee, such as a bank or broker, may be able to vote via the internet or telephonically, as well as by mail. These shareholders should follow the instructions they receive from their nominee.

Mary Ann Bartlett Corporate Secretary and Assistant General Counsel

October 23, 2003

YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the meeting, please grant your proxy.

Remarks from the annual meeting will be available on the Company's web site at www.pall.com from November 20, 2003 until December 4, 2003.

PALL CORPORATION
2200 Northern Boulevard
East Hills, New York 11548

October 23, 2003

PROXY STATEMENT

        The enclosed proxy card is solicited by the Board of Directors of Pall Corporation, a New York corporation (the "Company"), for use at the annual meeting of shareholders to be held on Wednesday, November 19, 2003, at 11:00 a.m., local time, at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, and at any adjournments thereof (the "meeting"). A map and directions to The Garden City Hotel are printed on the back cover of this proxy statement. Whether or not you plan to attend the meeting, we request that you date and execute the enclosed proxy card and return it in the enclosed postage-paid return envelope, or use the telephone or the internet to grant your proxy and vote.

        The approximate date on which this proxy statement and the enclosed proxy card will be first sent to shareholders is October 23, 2003. The cost of the solicitation of proxies in the enclosed form will be borne by the Company. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by full-time regular employees of the Company, who will not be specially compensated therefor, and by the firm of Georgeson Shareholder Communications Inc., which has been retained for this purpose by the Company and will be paid a fee for its services not to exceed $7,500 plus reasonable out-of-pocket expenses.

VOTING

        Registered shareholders can grant a proxy and vote telephonically or via the internet. Telephone and internet voting instructions are provided on the enclosed proxy card. A control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you do not choose to vote by telephone or the internet, you may mail your proxy card in the enclosed envelope.

        If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from the nominee. The availability of telephone and internet voting will depend on the nominee's voting processes.

        The shares represented by your properly completed proxy card will be voted in accordance with your instructions marked on it. If your proxy card is properly signed, dated and delivered to us but contains no instructions, the shares represented by your proxy will be voted for the election as directors of the nominees proposed herein, for approval of the 2004 Executive Incentive Bonus Plan (Proposal 2), for approval of the proposed amendment to the Company's Management Stock Purchase Plan (Proposal 3), and for approval of the proposed amendment to the Company's Employee Stock Purchase Plan (Proposal 4). The Board of Directors is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the internet will be voted in accordance with the judgment of the persons named as proxies.

        Shareholders have the right to revoke their proxies at any time before a vote is taken, by notifying the Corporate Secretary of the Company in writing at the Company's address given above. In addition, a shareholder may revoke a proxy (1) by executing a new proxy card bearing a later date or by voting by telephone or the internet at a later date, provided the new proxy is received by Equiserve (which will have a representative present at the meeting) before the vote, (2) by attending the meeting and voting in person, or (3) by any other method available to shareholders by law.

        The close of business on October 1, 2003 has been fixed as the record date for the meeting, and only shareholders of record at that time will be entitled to vote. The only capital stock of the Company outstanding is common stock, par value $.10 per share (the "Common Stock"). There were 124,975,414 shares of Common Stock outstanding and entitled to vote on the record date. Each shareholder is entitled to one vote for each share held. The holders of a majority of the shares issued and outstanding on the record date, present in person or represented by proxy received by mail, telephone or the internet, will constitute a quorum at the meeting.

BOARD OF DIRECTORS

NOMINEES FOR ELECTION for Term Expiring 2006

Daniel J. Carroll, Jr.(2,3,5) Former Chief Operating Officer of Lucent Technologies' Business Communications Systems. Director since 1999.	Eric Krasnoff(1) Chairman and Chief Executive Officer of Pall Corporation. Director since 1994.	Dr. Edward L. Snyder(4) Professor/Associate Chair, Yale University School of Medicine and Yale-New Haven Hospital. Director since 2000.	Dr. James D. Watson President, Cold Spring Harbor Laboratory. Director since 1988.
NOMINEE FOR ELECTION for Term Expiring 2005	DIRECTORS Term Expiring 2005

Marcus Wilson President of Pall Corporation since August 3, 2003.	Abraham Appel(2,3,5) President, A. Bram Appel Consultants, Inc. Founder Director of Pall Corporation. Director since 1969.	Ulric Haynes, Jr.(3,5) Retired Executive Dean for University International Relations at Hofstra University. Director since 1994.	Dr. Edwin W. Martin, Jr.(3,4) President Emeritus, The National Center for Disability Services. Director since 1993.
DIRECTORS Term Expiring 2004

John H.F. Haskell, Jr.(4,5) Senior Advisor, UBS Securities LLC. Director since 1998.	Katharine L. Plourde(2,5) Private Investor and Independent Director. Director since 1995.	Heywood Shelley(1,4) Practicing Attorney with the firm of Carter Ledyard & Milburn LLP. Director since 1990.	Edward Travaglianti(2) Former Chairman and Chief Executive Officer of European American Bank. Director since 2001.
Board Committees:	(1) Executive, (2) Audit, (3) Compensation, (4) Nominating, (5) Planning and Governance,

ELECTION OF DIRECTORS

        At the meeting, four directors are to be elected for a three-year term and one director is to be elected for a two-year term. The Nominating Committee of the Board of Directors has nominated Daniel J. Carroll, Jr., Eric Krasnoff, Dr. Edward L. Snyder and Dr. James D. Watson for three-year terms and Marcus Wilson for a two-year term. With the exception of Mr. Wilson, all of the nominees are presently directors of the Company. The Board of Directors recommends to shareholders that these nominees be elected. Although it is not anticipated that any of the nominees will become unavailable for election before the meeting, in that event the persons named as proxies on the enclosed proxy card will have the right, at their discretion, to vote all properly completed proxies (received by mail, telephone or the internet) for such substitute candidate, if any, as may be nominated by the Nominating Committee.

        Directors will be elected by a plurality of the votes properly cast (in person or by proxy) at the meeting. Thus, shareholders who do not vote, or who withhold their vote from one or more of the nominees named above and do not vote for another person, will not affect the outcome of the election provided that a quorum is present at the meeting. A broker who is the record owner of shares of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares in the election of directors if the broker has not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial owner at least 15 days before the meeting.

        Set forth below and on the preceding page is information with respect to the nominees and each other present director of the Company continuing in office after the meeting. The principal occupations of each director and nominee during at least the past five years are described in the paragraphs following the table.

Name	Age	Position and offices with the Company**	Service as director since	Present term expires
Eric Krasnoff*	51	Chairman and Chief Executive Officer and Director	1994	2003
Marcus Wilson*	48	President	—	—
Abraham Appel	88	Founder Director	1969	2005
Daniel J. Carroll, Jr*	58	Director	1999	2003
John H.F. Haskell, Jr	71	Director	1998	2004
Ulric Haynes, Jr.	72	Director	1994	2005
Edwin W. Martin, Jr.	72	Director	1993	2005
Katharine L. Plourde	51	Director	1995	2004
Heywood Shelley	76	Director	1990	2004
Edward L. Snyder*	57	Director	2000	2003
Edward Travaglianti	55	Director	2001	2004
James D. Watson*	75	Director	1988	2003

*
Nominee for election at the meeting.

**
Messrs. Appel and Carroll are members of the Audit, the Compensation and the Planning and Governance Committees of the Board of Directors. Mr. Carroll is Chairperson of the Compensation Committee and has been designated by the Board of Directors as its Presiding Independent Director. Mr. Haskell is a member of the Nominating and the Planning and Governance Committees and Chairperson of the Planning and Governance Committee. Mr. Haynes is a member of the Compensation and the Planning and Governance Committees. Mr. Krasnoff is a member and Chairperson of the Executive Committee. Dr. Martin is a member of the Compensation and the Nominating Committees and Chairperson of the Nominating Committee. Ms. Plourde is a member of the Audit and the Planning and Governance Committees. Mr. Shelley is a member of the Executive and the Nominating Committees. Dr. Snyder is a member of the Nominating Committee. Mr. Travaglianti is a member and Chairperson of the Audit Committee.

        Mr. Krasnoff has been Chairman and Chief Executive Officer of the Company since July 1994.

        Mr. Wilson has been President of the Company since August 3, 2003, succeeding Jeremy Hayward-Surry, who retired from his employment with the Company effective at the end of fiscal 2003 after 30 years of distinguished service. (Mr. Hayward-Surry has also submitted his resignation from the Board of Directors and its Executive Committee to be effective at the annual meeting, and Mr. Wilson has been nominated to succeed him on the Board.) Mr. Wilson joined the Company in 1978 and in the intervening years has held various financial and managerial positions with the Company's European operations. In 1998, Mr. Wilson became Managing Director in charge of the Company's Pall Europe subsidiary and a Group Vice President of the Company, and in July 2001 he was elected an Executive Vice President of the Company.

        Mr. Appel is President and Chief Executive Officer of A. Bram Appel Consultants Inc., located in Toronto, Ontario, which manages family investments in private companies and equity securities. Mr. Appel was a major source of financing of the Company in the early years after its founding in 1946.

        Mr. Carroll was Chief Operating Officer from January 1998 to November 2000, and also Vice President Business Operations from May 1999 to November 2000, of the Business Communications Systems Unit of Lucent Technologies Inc., Basking Ridge, New Jersey. Before January 1998, he held a number of executive positions with AT&T Corp. until its spin-off of Lucent Technologies Inc. from AT&T Corp. in October 1996 and thereafter with Lucent. Mr. Carroll retired from his employment with Lucent in November 2000.

        Mr. Haskell has been, for more than the past five years, an investment banker and advisor with the investment banking firm of UBS Securities LLC and its predecessors. UBS Securities acts as financial advisor to the Board of Directors of the Company from time to time. Mr. Haskell is a director of Security Capital Corporation.

        Mr. Haynes, who was the U.S. Ambassador to Algeria in 1977-1981, was Executive Dean for University International Relations at Hofstra University, Hempstead, New York, from September 1996 until his retirement on August 31, 2003. Prior to his appointment as Executive Dean, Mr. Haynes was Dean of the Business School at Hofstra University.

        Dr. Martin was Associate and Deputy U.S. Commissioner of Education from 1969 to 1979 and Assistant Secretary of Education from 1979 to 1981. He was President and Chief Executive Officer of the National Center for Disability Services, a complex of non-profit agencies, until November 1994 and since then has been President-Emeritus and a Trustee. Dr. Martin is a director of Roslyn Bancorp and Interboro Indemnity Mutual Insurance Company.

        Ms. Plourde was a Principal and analyst at the investment banking firm of Donaldson, Lufkin & Jenrette, Inc., New York, New York, until November 1997. Since that time she has engaged in private investing and serving on the board of directors of the Company and of several not-for-profit organizations, and, since February 2002, on the board of directors of OM Group Inc.

        Mr. Shelley has been a practicing attorney with the firm of Carter Ledyard & Milburn LLP, New York, New York, for more than the past five years. The firm acts as legal counsel to the Company.

        Dr. Snyder's principal occupations are with the Yale University School of Medicine and Yale-New Haven Hospital, both in New Haven, Connecticut. At the University, Dr. Snyder is Professor of Laboratory Medicine and Vice Chairman/Associate Chair for Clinical Affairs of the Department of Laboratory Medicine. At the Hospital, Dr. Snyder is director of Blood Bank/Apheresis Service and Assistant Chief/ Associate Chair for Clinical Affairs at the Department of Laboratory Medicine. Dr. Snyder also has Appointed Consultant status with the Food and Drug Administration Medical Devices Advisory

Committee — Hematology and Pathology Devices Panel, and is a past president of the American Association of Blood Banks.

        Mr. Travaglianti brings 32 years of commercial banking experience to the Company. Most recently, he was President of Commercial Markets at Citibank, N.A., with responsibility for the bank's nationwide Middle Market and Small Business activities. He joined Citibank in July 2001 when Citibank acquired European American Bank (EAB). Prior to that acquisition, Mr. Travaglianti was, from July 1995, Chairman and Chief Executive Officer of EAB, a $16 billion commercial bank headquartered in Uniondale, Long Island, with approximately 100 branches throughout the greater New York metropolitan area. In October 2002, Mr. Travaglianti retired from Citibank. In addition to serving on the Board of Directors of the Company, Mr. Travaglianti chairs and serves as a board director of several not-for-profit organizations.

        Dr. Watson has been, for more than the past five years, President of the Cold Spring Harbor Laboratory, a biomedical research institution specializing in genetics. Dr. Watson and a colleague won the Nobel Prize in medicine in 1962 for determining that the molecular structure of DNA is a double-helix, which made possible the dramatic developments relating to DNA which have followed that discovery. Dr. Watson was a prime mover in the establishment of the federal government's human genome project and headed that project for a number of years from its inception. Dr. Watson is also a director of Diagnostic Products Corporation.

        There were six meetings of the Board of Directors of the Company in fiscal 2003. During fiscal 2003, each director attended not less than 75% of the aggregate number of meetings of the Board and of the Board committee or committees on which he or she served.

Board Committees

        The Executive Committee of the Board is authorized to act on most Board matters during the intervals between meetings of the full Board. The Executive Committee did not meet in fiscal 2003 but took a number of actions by unanimous written consent.

        The Compensation Committee has the power and duty to adopt, amend and terminate any management employee benefit plan (subject to shareholder approval when required), to fix the compensation of senior officers of the Company and to authorize and approve the making of employment contracts between the Company and its senior officers. The Committee also administers the Company's stock option plans, Management Stock Purchase Plan and Executive Incentive Bonus Plan. The Compensation Committee met five times in fiscal 2003 and in addition took a number of actions by unanimous written consent. The Committee's report on executive compensation in fiscal 2003 is set forth below.

        The Nominating Committee has the power and duty to develop policy on the size and composition of the Board of Directors and criteria for director nomination, to establish procedures for the nomination process, to identify and recommend candidates for election to the Board, and to evaluate the participation and contribution of Board members. The Nominating Committee met once in fiscal 2003. The Nominating Committee will consider nominees for director recommended by shareholders. The procedure to be followed by a shareholder in submitting such recommendations is to send the Corporate Secretary a letter making the recommendation and describing fully the education, business experience and other qualifications of the person recommended.

        The Planning and Governance Committee has the power and the duty to study and make recommendations to the Board and/or management with respect to planning, including but not limited to long-range or strategic planning; corporate governance issues, including the organization, practices and performance of the Board and its committees and the performance of directors in both their Board and any executive capacity with the Company, as well as the Company's executive resources and management development and succession plans. The Planning and Governance Committee met five times in fiscal 2003.

        The duties and responsibilities of the Audit Committee include, among other things, supervisory authority over the Company's Compliance and Ethics Program, review of the Company's financial statements, consideration of the nature and scope of the work to be performed by the Company's independent auditors, oversight of the results of such work, review of such auditors' letters to management which evaluate (as part of their annual audit of the Company's financial statements) the internal control systems of the Company, discussions with management of particular areas of the Company's operations, and meeting with the Company's internal audit managers to review their plans and to discuss internal audit reports. The duties and responsibilities of the Audit Committee are set forth in greater detail in the Audit Committee Charter, which was adopted by the Board and was appended to the Company's 2001 annual meeting proxy statement, dated October 19, 2001. The Audit Committee met eight times during fiscal 2003, including four meetings by telephone conference call.

        The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange, and that Edward Travaglianti, Chairperson of the Committee, qualifies as an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. Mr. Travaglianti's experience qualifying him as such expert appears in his biography on page 5 above. The Audit Committee report is set forth below.

Audit Committee Report

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and the Company's internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The firm of KPMG LLP, the Company's independent auditors, is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

        In the performance of its duties for fiscal 2003, the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (Communications with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). In addition, the Committee has received written disclosures and the letter from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has considered whether the provision of certain non-audit services to the Company by the independent auditors (see Information Concerning Independent Auditors below) is compatible with maintaining the auditors' independence, and has discussed with KPMG LLP that firm's independence.

        Based upon the review and discussions described in this report, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 2, 2003 to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Abraham Appel Daniel J. Carroll, Jr. Katharine L. Plourde Edward Travaglianti

Compensation of Directors

        For serving on the Board of Directors, each director of the Company who is not an employee of the Company is paid $2,000 a month plus $2,500 for each meeting of the Board and Board committees personally attended and $1,000 for participation in each meeting of the Board or a Board committee held by telephone conference call. Each member of the Audit Committee is paid an additional $500 a month, and Mr. Shelley is paid an additional $750 a month for his service on the Executive Committee. Directors who are Company employees receive no additional compensation for serving as directors.

        The Company and its officers and directors are insured under an insurance policy dated August 1, 2003 with Vigilant Insurance Company with respect primarily to liability arising from the performance by officers and directors of their corporate duties. The Company pays the premium, which is currently $415,000 per year. The Company and its officers and directors are also insured under three excess insurance policies, each dated August 1, 2003, with National Union Fire Insurance Company of Pittsburgh, Pennsylvania, Twin City Fire Insurance Company and Axis Specialty Insurance Company with respect to liability arising from the performance by officers and directors of their corporate duties. The total annual premium paid by the Company for these three policies is currently $653,151 per year.

        Under the Company's 2001 Stock Option Plan for Non-Employee Directors approved by shareholders at the 2001 annual meeting (the "2001 Director Plan"), the "Granting Date" is January 5th in each year (or if January 5th is not a trading day on the New York Stock Exchange, then the first trading day thereafter). On each Granting Date, each Non-Employee Director who was elected a director of the Company by shareholders for the first time at the annual meeting of shareholders next preceding such Granting Date is automatically granted an option on 12,000 shares of Common Stock. On the Granting Date in 2002 and in every second year thereafter, each person who is a Non-Employee Director on such Granting Date and who is not entitled to a 12,000-share grant on such Granting Date as a newly elected director is granted an option on 7,500 shares. The exercise price of each option granted under the 2001 Director Plan is the fair market value, on the date of the grant, of the shares of Common Stock subject to such option. Each option becomes exercisable in four substantially equal installments on each of the first four anniversary dates of the date of grant and expires on the tenth anniversary of the date of grant. No options were granted to Non-Employee Directors in fiscal 2003. On January 5, 2004, assuming that the Non-Employee Director nominees have been re-elected at the meeting, nine of the ten Non-Employee Directors will each be granted an option to purchase 7,500 shares of Common Stock, or in the aggregate will be granted options to purchase 67,500 shares. Dr. Snyder has elected not to receive any options under the 2001 Director Plan (see footnote (g) to the table under the caption Beneficial Ownership of Common Stock below).

COMPENSATION AND OTHER BENEFITS OF SENIOR MANAGEMENT

        The following table sets forth information concerning the total compensation of the Chief Executive Officer of the Company and the four other executive officers who had the highest individual aggregates of salary and bonus (whether paid in cash or restricted stock units) for the Company's fiscal year ended

August 2, 2003. These five persons are hereinafter referred to collectively as the "Named Executive Officers".

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary(a)	Bonus(b)	Restricted Stock Units(c)	Securities Underlying Options(#)	All Other Compensation(d)
Eric Krasnoff Chairman and Chief Executive Officer	2003 2002 2001	$700,336 679,778 640,068	$1,000,000 169,945 556,859	$20,507 33,340 36,214	198,000 — 180,000	$12,039 48,215 85,958
Jeremy Hayward-Surry President	2003 2002 2001	473,980 464,492 437,372	533,228 87,092 285,385	8,824 14,347 15,584	82,500 — 75,000	9,016 27,915 57,628
Donald Stevens Executive Vice President until January 31, 2003 and Chief Operating Officer thereafter	2003 2002 2001	339,586 309,142 245,828	208,312 — 89,485	402,649 170,797 197,050	55,000 — 50,000	7,482 20,291 32,677
John Adamovich, Jr Group Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	331,396 292,626 274,040	347,966 55,761 182,724	6,531 44,450 44,371	49,500 — 45,000	3,043 12,251 27,162
Samuel Wortham Group Vice President	2003 2002 2001	292,656 286,783 270,036	313,058 50,187 148,574	4,895 7,959 8,646	38,500 — 35,000	6,765 28,019 45,314

(a)
The dollar amounts in this column do not include the following amounts of salary that Named Executive Officers elected to receive in the form of restricted stock units under the Management Stock Purchase Plan (the "Management Plan"), as follows: in fiscal 2001, Mr. Stevens — $48,048 and Mr. Adamovich — $26,000; in fiscal 2002, Mr. Stevens — $52,000 and Mr. Adamovich — $26,000; and in fiscal 2003, Mr. Stevens — $57,200. These amounts are included in the dollar amounts shown in the "Restricted Stock Units" column of the table for the respective fiscal years. (See Compensation Committee Report on Executive Compensation in Fiscal 2003 — The Management Stock Purchase Plan and Proposal 3 for information about the Management Plan.)

(b)
The dollar amounts in this column for Mr. Stevens do not include the amounts of bonuses that he elected to receive in the form of restricted stock units under the Management Plan, as follows: $89,485 in fiscal 2001; $63,200 in fiscal 2002; and $208,313 in fiscal 2003. These amounts are included in the dollar amounts shown for him in the "Restricted Stock Units" column of the table for the respective fiscal years.

(c)
Each dollar amount in this column for a fiscal year is the sum of (1) the amount shown in footnote (a) of the Named Executive Officer's salary for the same fiscal year which he elected to receive in the form of restricted stock units under the Management Plan, (2) the amount of his bonus shown in footnote (b) for the same fiscal year which he elected to receive in the form of restricted stock units under the Management Plan, and (3) the aggregate of the dollar values on the dates of grant (based on the closing prices for a share of Common Stock on those dates) of additional restricted stock units awarded to such Named Executive Officer under the Management Plan during the same fiscal year as matching units for units he purchased, and as dividend equivalent units on all of his restricted stock units outstanding on the payment dates of dividends on the Common Stock. The aggregate number of restricted stock units held by each Named Executive Officer at August 2, 2003, the Company's fiscal 2003 year-end (exclusive of units purchased by officers with after-tax dollars), and the value of such units (based on the $22.68 closing price of a share of Common Stock on August 1, 2003) were as follows: Mr. Krasnoff — 57,663 units ($1,307,797); Mr. Hayward- Surry — 24,812 units ($562,736);

  Mr. Stevens — 56,988 units ($1,292,488); Mr. Adamovich — 18,364 units ($416,496); and Mr. Wortham — 13,766 units ($305,999).

(d)
Includes amounts which, under regulations of the Securities and Exchange Commission, are deemed to be compensation by reason of interest-free loans made by the Company for the payment of the exercise price of options under the Company's employee stock option plans (see Indebtedness of Executive Officers and Directors under Stock Option Plans below). Such amounts, computed under rates prescribed by the Internal Revenue Service to determine "imputed interest", were as follows: in fiscal 2003: Mr. Krasnoff — $1,140; Mr. Hayward-Surry — $3,138; Mr. Stevens — $3,184; and Mr. Wortham — $4,442. Also includes employer contributions under the Company's Profit-Sharing Plan and Supplementary Profit-Sharing Plan, which contributions for fiscal 2003 were as follows: Mr. Krasnoff — $10,899; Mr. Hayward-Surry — $5,878; Mr. Stevens — $4,298; Mr. Adamovich — $3,043; and Mr. Wortham — $2,323.

Options

        The following tables set forth information concerning grants of stock options to, and exercises of stock options by, the Named Executive Officers during fiscal 2003, and the number and value of unexercised options held by each of them at August 2, 2003.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential realizable value at assumed annual rates of stock price appreciation for option term (10 years)
	Number of securities underlying options granted	Percentage of total options granted to employees in fiscal year
			Exercise price(1)	Expiration date
Name					5%	10%
Eric Krasnoff	198,000	5.0%	$16.13	10/02/12	$2,008,526	$5,089,999
Jeremy Hayward-Surry	82,500	2.1%	16.13	10/02/12	836,886	2,120,833
Donald Stevens	55,000	1.4%	16.13	10/02/12	557,924	1,413,889
John Adamovich, Jr.	49,500	1.3%	16.13	10/02/12	502,131	1,272,500
Samuel Wortham	38,500	1.0%	16.13	10/02/12	390,547	989,722

(1)
Fair market value of a share of the Company's Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

			Number of securities underlying unexercised options at fiscal year-end		Value of unexercised in-the-money options at fiscal year-end (2)
	Shares acquired on exercise(#)	Value realized(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Eric Krasnoff	60,000	$137,286	270,000	288,000	$816,750	$1,350,000
Jeremy Hayward-Surry	-0-	-0-	232,500	-0-	902,813	-0-
Donald Stevens	-0-	-0-	60,000	80,000	163,238	375,000
John Adamovich, Jr.	22,500	123,882	22,500	72,000	13,275	337,500
Samuel Wortham	-0-	-0-	52,500	56,000	158,813	262,500

(1)
Value realized is the aggregate market value, on the date of exercise, of the shares acquired less the aggregate exercise price paid for such shares.

(2)
Value of unexercised options is the difference between the aggregate market value of the underlying shares (based on the closing price on August 1, 2003, which was $22.68 per share) and the aggregate exercise price for such shares.

Contracts with Named Executive Officers

        The Company has employment contracts with each of the Named Executive Officers and Mr. Wilson. Each of these contracts provides for annual base salaries equal to the greater of (i) the base salary for the preceding fiscal year adjusted for the annual change in the consumer price index or (ii) an amount fixed by the Board of Directors (which acts for this purpose by its Compensation Committee, consisting entirely of Non-Employee Directors). The base salaries payable for fiscal 2004, as fixed by the Compensation Committee, are as follows: Mr. Krasnoff — $760,000; Mr. Stevens — $425,000; Mr. Adamovich — $343,000; Mr. Wilson — $450,000; and Mr. Wortham — $76,453 through his retirement date on October 31, 2003. (Inasmuch as Mr. Hayward-Surry retired prior to the start of fiscal 2004, no salary — or incentive bonus — will be payable to him for fiscal 2004.) These contracts also provide for annual incentive bonuses determined by a formula under which a bonus equal in amount to a percentage of base salary becomes payable if the Company's return on equity (after-tax consolidated net income, as defined, as a percentage of average shareholders' equity, as defined) exceeds a certain percentage; the bonus increases to reflect increases in return on equity up to a maximum bonus payable when return on equity equals or exceeds a certain percentage. See Compensation Committee Report on Executive Compensation in Fiscal 2003 — Annual Incentive Bonuses.

        Each of these five employment contracts is for a term of employment which continues until terminated by either party on not less than two years' notice except that (i) the effective date of a notice of termination of Mr. Wilson's contract cannot be earlier than July 31, 2006, and (ii) unless the parties agree otherwise, the term of employment ends at age 65. Mr. Hayward-Surry elected to give such notice of termination, so that the term of employment under his contract ended on August 2, 2003 but the post-employment contract provisions described in this section remain in effect. Mr. Wortham also elected to give such notice of termination, as a result of which his contract will terminate effective October 31, 2003, and be replaced by the post-employment contract described below.

        In addition, Mr. Krasnoff has the right to terminate his employment on not less than 30 days' notice if at any time he no longer has the title, authority and duties of chief executive officer. Under each of these five employment contracts, in the event of a "change in control" of the Company (as defined), the officer has the right to terminate his employment effective immediately or effective on a date specified in his notice of termination that is not more than one year from the date of giving of such notice. Upon any such termination, the officer would be entitled to his salary and bonus compensation prorated to the effective date of termination. In addition, in the event of termination of Mr. Krasnoff's contract (i) by Mr. Krasnoff because he is no longer chief executive officer or in the event of a change in control of the Company or (ii) by the Company on notice as described in the first sentence of this paragraph, Mr. Krasnoff would become entitled to two years' severance pay. The amount of such severance pay would be the sum of the minimum base salary and the maximum incentive bonus in the fiscal year of termination, determined under the contract provisions described in the preceding paragraph. Mr. Krasnoff would have the option of either taking such severance pay in installments at the times at which the base salary and incentive bonus would have been paid had his employment not been terminated, or taking a lump sum equal to the present value of such payments at the effective date of the termination of his employment.

        The contracts with Messrs. Krasnoff and Hayward-Surry also provide for an "Annual Contract Pension" beginning at the end of the term of employment except that if the officer is entitled to severance pay as described in the preceding paragraph, the Annual Contract Pension does not commence until the end of the period covered by such severance pay — two years after the end of the term of employment as to Mr. Krasnoff. Mr. Hayward-Surry's Annual Contract Pension commenced in August 2003. The Annual Contract Pension is for a term of ten years as to Mr. Krasnoff and five years as to Mr. Hayward-Surry and is in an annual amount equal to 60% of "Final Pay" (as defined) less (i) in the case of Mr. Krasnoff, the maximum pension payable under a qualified pension plan in accordance with Section 415 of the Internal Revenue Code, currently $160,000 a year, and (ii) in the case of Mr. Hayward-Surry, the amount payable to him annually, as an annuity for his lifetime only, under the Company's Cash Balance Pension Plan, a defined benefit plan. Final Pay is defined as the average of the officer's cash compensation (base salary plus incentive compensation and any other bonus payments) for the three years in which his compensation was highest out of the five years preceding the end of his employment with the Company. Based on fiscal years through fiscal 2003, Final Pay for the purpose of determining the amount of the Annual Contract Pension would be $1,353,674 as to Mr. Krasnoff and is $808,614 as to Mr. Hayward-Surry. After the first year, the Annual Contract Pension is adjusted annually for inflation. Mr. Hayward-Surry's Annual Contract Pension is initially $466,741, payable in equal monthly installments beginning in August 2003. The contracts with Messrs. Krasnoff and Hayward-Surry also provide for lifetime medical coverage for the executive and his spouse consisting of the same coverage and benefits as are provided under the hospitalization, medical and dental plans maintained by the Company for its U.S. employees who are not covered by a collective bargaining agreement. Also, at the start of the 30-day period preceding the end of the term of employment under the contracts with Messrs. Krasnoff and Hayward-Surry, the exercisability of any employee stock options that are not yet fully vested is accelerated and such options can be exercised in full during such 30-day period and thereafter until they expire by their terms.

        Mr. Wortham's post-employment contract provides that effective November 1, 2003, he will make himself available, in the capacity of the non-executive chairman of Pall Medical, to serve on Company designated professional committees and to perform such other duties as are set forth in the agreement or as the Company's chief executive officer may determine, for periods of time that will not exceed a total of 65 days per year. Mr. Wortham will act in this capacity and provide his services for a term of one year beginning November 1, 2003, and continuing thereafter until the post-employment agreement is terminated at any time, by either Mr. Wortham or the Company.

        The Company will compensate Mr. Wortham during the term of the post-employment agreement in an annual amount of $116,591 payable in equal monthly installments. The agreement also provides that any of Mr. Wortham's stock options which would otherwise lapse upon the cessation of his employment will continue to vest and be exercisable until they otherwise terminate in accordance with their terms.

Pension Benefits

        Under the Company's Supplementary Pension Plan (which is not a qualified plan under the Internal Revenue Code), pension benefits are provided to certain employees, including the Named Executive Officers. The Supplementary Pension Plan provides lifetime pension payments which, when added to primary Social Security benefits and assumed straight-life-annuity payments from the Company's Cash Balance Pension Plan, will on an annual basis equal 50% of a participant's "Final Average Compensation", which is defined as the average of the three highest of the participant's last five years of cash compensation (salary and bonus). If a participant vested under the Supplementary Pension Plan dies before retirement, his surviving spouse receives a lifetime pension equal to 50% of the straight-life-annuity pension which the participant would have been entitled to receive upon retirement. Currently, Final Average Compensation (based on fiscal years through fiscal 2003) for the Named Executive Officers would be as follows: Mr. Krasnoff — $1,353,674; Mr. Hayward-Surry — $808,614; Mr. Stevens — $574,818; Mr. Adamovich — $549,442; and Mr. Wortham — $476,075. Mr. Hayward-Surry's pension under the Supplementary Pension Plan is $352,532 per annum and is payable in equal monthly installments which began in August 2003. Mr. Wortham's pension under the Supplementary Plan will be $177,505 per annum and will be payable in equal monthly installments beginning in March 2006.

Benefits Protection Trust

        The Company has established a Benefits Protection Trust to which it makes voluntary contributions to fund, inter alia, the Company's obligations under the Supplementary Pension Plan and the Supplementary Profit-Sharing Plan (see Compensation Committee Report on Executive Compensation in Fiscal 2003 — Supplementary Profit-Sharing and Pension Plans) and the Company's obligation to pay the Annual Contract Pension provided for under the employment agreements in effect with Messrs. Krasnoff and Hayward-Surry described above. In the event of a "change in control" of the Company (as defined in the trust agreement), the trust fund must thereafter be used to satisfy the abovementioned obligations. The balance in the Benefits Protection Trust at the end of fiscal 2003 was $32,248,533.

Indebtedness of Executive Officers and Directors under Stock Option Plans

        Under options granted to executive officers and directors under the Company's stock option plans prior to July 30, 2002 (the date of enactment of the Sarbanes-Oxley Act of 2002), optionees could elect to make installment payments of the purchase price of the Common Stock upon their exercise of options and thereby became indebted to the Company for unpaid installments. (All of the Company's stock option plans have been approved by shareholders.) The following table sets forth certain information with respect to all executive officers and directors who were indebted to the Company under the stock option plans in an amount in excess of $60,000 at any time from the start of the Company's 2003 fiscal year (August 4, 2002) to October 1, 2003. The second column of the table shows the largest amount of indebtedness outstanding during that period by each of such executive officers and directors, and the last column shows the principal amount outstanding as of October 1, 2003. All of the indebtedness shown in the table is non-interest-bearing (see the Summary Compensation Table above) and payable on demand.

	Amount of indebtedness
	Largest	October 1, 2003
Jeremy Hayward-Surry	$105,822	$105,822
Eric Krasnoff	229,780	-0-
John Miller	182,708	63,002
Heywood Shelley	120,400	120,400
Donald Stevens	117,815	-0-
James Watson	523,750	292,500
Samuel Wortham	149,813	149,813

Compensation Committee Report on Executive Compensation in Fiscal 2003

        The Compensation Committee of the Board of Directors has the power and duty under the Company's by-laws to fix the compensation of the Company's "elected officers" — that is, the officers at or above the rank of group vice president plus the corporate secretary and the treasurer. In fiscal 2003, the Company had six U.S.-based elected officers and two elected officers based overseas. The Committee also has the power and duty to approve the making of employment contracts between the Company and the elected officers and to administer the Company's employee stock option plans, the Management Stock Purchase Plan and the Executive Incentive Bonus Plan.

        The Company's compensation program for executive officers consists of four parts:

  1.
  base salary;

  2.
  annual incentive bonus;

  3.
  stock-based compensation; and

  4.
  supplementary profit-sharing and pension plans.

        The program is based on the Company's overall philosophy of providing a balanced, competitive total compensation package. The Compensation Committee believes that such a program enables the Company to attract and retain highly qualified professionals and to reward sustained corporate performance, with the attendant benefit to shareholders.

Base Salary

        The Compensation Committee's policy on base salaries for elected officers for fiscal 2003 was as follows: Overall, base salaries were targeted at the median, or 50th percentile, of salaries paid by (i) manufacturing and general industry companies of similar size to the Company (hereinafter referred to as the "General Industry Market"), and (ii) biotechnology companies, research and development intensive companies, and selected manufacturing companies viewed as more comparable to the Company in complexity of operations than those in the General Industry Market (hereinafter referred to as the

"Special Industry Market"). The General Industry Market and the Special Industry Market together are hereinafter referred to as the "marketplace." A base salary which varies significantly from the medians is intended to reflect specific differences in the role and responsibilities of a particular position, as well as an individual's job experience and/or performance.

        The Company retained the services of Watson Wyatt Worldwide ("Watson Wyatt"), an independent executive compensation consultant, to evaluate the cash compensation levels of the Company's elected officers as of the end of the Company's 2002 fiscal year. Watson Wyatt makes detailed evaluations biennially, in the spring of every second year, utilizing published compensation survey data to assess the Company's compensation competitiveness relative to the marketplace. Watson Wyatt determines the marketplace by extracting data cuts from broad-based compensation surveys, including surveys conducted by Watson Wyatt and by other compensation consulting firms. These surveys provide data for the General Industry Market and the Special Industry Market and are submitted to the Compensation Committee and to the Chief Executive Officer, who makes salary recommendations to the Committee for all elected officers other than himself. Watson Wyatt estimated that as of the end of the Company's 2002 fiscal year, the base salaries of the Company's six U.S.-based elected officers were on average 2.4% below the General Industry Market median and 2.2% below the Special Industry Market median.

        Employment contracts with executive officers call for minimum annual increases in base salaries equal to the June-to-June percentage increase in the consumer price index (the CPI). For fiscal 2003, this minimum mandatory increase was 1.699%, based on the CPI increase from June 2001 to June 2002. With the CPI increase as a floor, the Compensation Committee adjusted base salaries for fiscal 2003, as it does each year, to reflect individual performance for the past year, internal relationships and marketplace practices as shown by data supplied by Watson Wyatt. Base salary increases for six elected officers in fiscal 2003 ranged from 4% to 6%. Two other elected officers, Messrs. Stevens and Wilson, received annual salary increases totaling approximatively 12% and 27.3%, respectively, to reflect regular annual 4% increases plus increases in connection with Mr. Stevens' promotion to Chief Operating Officer in February 2003 and Mr. Wilson's increased duties in preparation for his impending promotion to President in August 2003.

Annual Incentive Bonuses

        Beginning in fiscal 2002, the principal means by which total cash compensation of the Company's elected officers has been tied to its financial performance has been the Executive Incentive Bonus Plan (the "Bonus Plan"), which was approved by the Company's shareholders at the annual meeting held in November 2001. (At this year's annual meeting, shareholders are being asked to consider approval of a 2004 Executive Incentive Bonus Plan, which differs in only two substantive respects from the Bonus Plan as currently in force. See Proposal 2 herein. If the 2004 Plan is approved by shareholders at the meeting, the existing Bonus Plan will automatically terminate and be replaced by the 2004 Plan effective for the 2004 fiscal year.)

        The impetus for the Bonus Plan was §162(m) of the Internal Revenue Code (the "Code"), which provides that compensation of a Named Executive Officer (the chief executive officer and the next four most highly compensated officers) is not deductible by a corporation for federal income tax purposes to the extent that such officer's compensation exceeds $1,000,000 for any fiscal year. However, "performance-based compensation" that meets certain requirements of §162(m) and the regulations thereunder is exempt from the $1,000,000 limitation on deductibility for tax purposes. See Policy Regarding $1,000,000 Limit on Deductible Compensation below.

        The Bonus Plan covers those senior officers of the Company who have employment agreements with the Company which provide that the officer is eligible to receive annual bonuses under the Bonus Plan. During fiscal 2003, there were 15 executive officers participating in the Bonus Plan, consisting of the Company's Chairman and Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer/ Group Vice President, Executive Vice President, two other Group Vice Presidents and eight

Senior Vice Presidents who were members of the Company's Operating Committee during fiscal 2003. In the future, officers who are promoted or hired to these positions will be eligible to receive annual bonuses under the Bonus Plan (or under the 2004 Executive Incentive Bonus Plan if approved by shareholders at the meeting).

        The first element for determining the amount of the bonus payable to an executive for a fiscal year under the Bonus Plan is the executive's "Target Bonus Percentage", which is the maximum bonus payable to the executive for the year, expressed as a percentage of the executive's base salary. Such percentage is specified in the executive's employment agreement. Prior to the start of fiscal 2003, the Target Bonus Percentages for that year were fixed at 150% for the Chief Executive Officer, 112.5% for the President, 105% for each of the Chief Operating Officer, Chief Financial Officer and two Senior Vice Presidents, and 60% for one Executive Vice President (Mr. Wilson). These percentages represented increases from fiscal 2002 in response to the biennial Watson Wyatt report issued in July 2002, which indicated that the competitiveness of the total cash compensation of the Company's executive officers declined between fiscal 2000 and fiscal 2002. Mr. Wilson's target bonus was further increased, to 75% of his base salary, in February 2003 to reflect his impending promotion to President in August 2003. In addition, the Target Bonus Percentage for eight executives who were in charge of particular segments of the Company's business was 42% of base salary. These executives were entitled to an additional "business segment" bonus of up to 63% of base salary as described below. Business segment bonuses are not calculable or payable under the Bonus Plan. Mr. Wortham was the only Named Executive Officer who had a business segment bonus in fiscal 2003.

        Base salaries are fixed annually for elected officers by the Compensation Committee and for the other executive officers by the Chief Executive Officer. The base salaries for fiscal 2003 of the five Named Executive Officers are shown in the Summary Compensation Table above (see the "Salary" column and the footnote thereto). Employment agreements with executive officers may be amended or replaced from time to time, with the approval of the Compensation Committee in the case of elected officers. Thus, both the amount of annual base salaries and any amendments to employment agreements with elected officers, including Target Bonus Percentages therein, require approval of the Compensation Committee. However, the Bonus Plan as now in effect provides that the amount of the bonus otherwise payable under the Plan to any executive for any fiscal year may not exceed the lesser of $1,000,000 and 150% of the executive's base salary for the year. Under the proposed 2004 Executive Incentive Bonus Plan (see Proposal 2 herein), the amount of the bonus payable to any executive for any fiscal year may not exceed the lesser of $2,000,000 and 150% of the executive's base salary for the year.

        The second element for determining bonus amounts under the Plan is the establishment by the Compensation Committee for each fiscal year of a "Minimum R.O.E. Target" and a "Maximum R.O.E. Target". The Minimum R.O.E. Target for a fiscal year is the "Return On Equity" (as defined below) that must be exceeded in order for any bonus to be paid at all to each executive for that year. The Maximum R.O.E. Target means the Return On Equity that must be achieved in order for each executive to receive his maximum bonus, equal to the Target Bonus Percentage specified in his employment agreement. In September 2002, the Compensation Committee fixed the Minimum R.O.E. Target for fiscal 2003 at 10% and the Maximum R.O.E. Target at 15%.

        Return On Equity means the percentage determined by dividing "Net Earnings" for a fiscal year by "Average Equity" for that year. Net Earnings for any fiscal year is the after-tax consolidated net earnings of the Company and its subsidiaries as certified by the Company's auditors for inclusion in its annual report to shareholders, adjusted to eliminate any decreases in or charges to earnings for (a) the effect of foreign currency exchange rates, (b) any acquisitions, divestitures, discontinuance of business operations, restructuring or any other special charges, (c) the cumulative effect of any accounting changes, and (d) any "extraordinary items" as determined under generally accepted accounting principles, to the extent that such decreases or charges referred to in clauses (a) through (d) of this paragraph are separately disclosed in the Company's annual report for the year.

        Average Equity for any fiscal year means the average of shareholders' equity as shown in the annual report in the fiscal year-end consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and as of the end of the immediately preceding fiscal year, except that any amounts shown on those balance sheets as "accumulated other comprehensive" income or loss are disregarded.

        The Compensation Committee may, in its discretion, reduce the amount of the bonus otherwise payable to any executive in accordance with the formula described in the preceding paragraphs

  •
  to reflect any decreases in or charges to earnings that were eliminated in determining Net Earnings for the year pursuant to clause (a), (b), (c) or (d) in the definition of Net Earnings above,

  •
  to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining Net Earnings for the year,

  •
  to reflect the Committee's evaluation of the executive's individual performance, or

  •
  to reflect any other events, circumstances or factors that the Committee believes to be appropriate in determining the amount of the bonus to be paid to that executive for the year.

        The Compensation Committee may also, in its discretion, increase the amount of the bonus otherwise payable to any executive who is not a Named Executive Officer to reflect the Committee's evaluation of the executive's individual performance, or to reflect such other circumstances or factors as the Committee believes to be appropriate in determining the amount of the bonus to be paid to that executive for the year. The Committee does not, however, have discretion to increase the amount of the bonus payable to any Named Executive Officer above the amount of bonus determined in accordance with the Plan formula described above.

        The business segment component of a bonus is designed to tie an officer's compensation in part to the performance of the business segment for which such officer is responsible. For fiscal 2003, the maximum business segment bonus was equal to 63% of base salary for four U.S.-based executive officers including Mr. Wortham, and 9%, 22.5%, 24% and 30% of base salary for four overseas-based executive officers. Subject to these maximums, the Chief Executive Officer has discretion to determine the amount of the business segment component of the incentive bonus for each executive officer having responsibility for a particular business segment. In the exercise of that discretion, Mr. Krasnoff establishes annually, for each business segment, the dollar amount of profit below which no business segment bonus is earned (the bonus threshold) and the dollar amount of profit at which the maximum business segment bonus is earned. If the profits achieved by the officer's business segment exceed the bonus threshold but are less than the amount at which the officer becomes entitled to a maximum bonus, the bonus amount is determined pro rata, on a sliding scale.

        With respect to the four U.S.-based executives (including Mr. Wortham) whose fiscal 2003 bonuses were based in part on a business segment component, the maximum bonus based on Return On Equity was 42% of base salary and the maximum bonus based on business segment performance was 63% of base salary, so that the aggregate maximum bonus of each of these officers was 105% of their respective base salaries. With respect to the four executive officers based outside the U.S. whose fiscal 2003 bonuses were based in part on a business segment component, the maximum bonuses based on Return On Equity were 6%, 15%, 16% and 20% of their respective base salaries, and the maximum bonuses based on business segment performance were 9%, 22.5%, 24% and 30%, respectively, so that the aggregate maximum bonuses of these overseas officers were 15%, 37.5%, 40% and 50% of their respective base salaries.

        The Company's bonus policy for fiscal 2003 was structured so that (i) a bonus based on Return On Equity of 13.5% would result in total cash compensation (base salary plus annual bonus) at the marketplace medians, and (ii) a bonus based on the Maximum R.O.E. Target (15%) would result in total cash compensation which approximated the marketplace 75th percentile.

        Bonuses for fiscal 2003 computed under the Bonus Plan formula described above, resulting from the actual fiscal 2003 Return On Equity of 15.5%, were 150% of base salary for Mr. Krasnoff, 112.5% of base salary for Mr. Hayward-Surry, 105% of base salary for Messrs. Stevens, Adamovich and Wortham, and

75% of base salary for Mr. Wilson. (For further information regarding Mr. Krasnoff's bonus, see Discussion of Fiscal 2003 Compensation of the Chief Executive Officer below.)

Stock-Based Compensation

        The stock option plans of the Company and the Management Stock Purchase Plan (the "Management Plan") were designed to complement the Bonus Plan and to provide long-term stock-based incentive compensation to the Company's executive officers in fiscal 2003. These plans were based on the concept that stock-based compensation provides executive officers with opportunities for capital accumulation at favorable tax rates, promotes long-term executive retention and, by fostering in executive officers a proprietary interest in the Company, aligns their interests with those of the Company's shareholders. In view of recent developments relating to stock-based compensation, including the proposal to require a charge to income upon the granting of stock options, the Compensation Committee is requesting Watson Wyatt to review the Company's stock option plans in advance of the Committees's January 2004 meeting.

  Stock Options

        The Compensation Committee may, in its discretion, grant options to purchase shares of Common Stock of the Company to any officer or other employee who, in the judgment of the Committee, is in a position to contribute significantly to the Company's success. Grants are made at an option price of 100% of the fair market value of the Common Stock on the date of grant. Options granted on and after March 19, 2001 have ten-year terms and four-year vesting schedules whereas options granted prior to that date have five-year terms and four-year vesting schedules.

        The Compensation Committee determines the number of shares to be covered by options granted to executive officers at each level, e.g., chief executive officer, president, chief operating officer, executive vice president, group vice president and senior vice president. It has been the Company's long-standing policy, on the recommendation of Watson Wyatt, to make across-the-board option grants every other year, with grants during the intervening years only for promotions and new hires. Accordingly, the only option grants to executive officers in fiscal 2002 were grants to four officers, each in the amount of 15,000 or 25,000 shares and aggregating 80,000 shares. Option grants to the Named Executive Officers in fiscal 2003 are shown above in the Summary Compensation Table and the table captioned Option Grants in Last Fiscal Year. Grants to other executive officers in fiscal 2003 were in the amount of 38,500 shares to each of ten Group Vice Presidents and Senior Vice Presidents.

        All of these grants were within the range of option grants recommended by Watson Wyatt and were designed to (1) provide options having a grant value as a multiple of base salary that would approximate the marketplace medians for option grants to executive officers in equivalent positions, and (2) provide "total direct compensation" in fiscal 2003 (base salary plus median bonus plus the two-year average of the present value of option grants) which would approximate the marketplace 75th percentile.

        The options granted in fiscal 2003 represented a 10% increase in the number of options previously granted every second year for each employee level. This increase was a response to the biennial Watson Wyatt report issued in July 2002, which indicated that the competitiveness of the total direct compensation of the Company's executive officers declined between fiscal 2000 and fiscal 2002.

        In view of the Company's policy of granting options every other year, the significance of option grants is better understood by taking an average over a period of years. During the five-year period from the beginning of fiscal 1999 to the end of fiscal 2003, the average per annum option grants to all executive officers as a group were for 474,600 shares, representing about four-tenths of one percent (.38%) of the shares of Common Stock outstanding at the end of fiscal 2003.

  The Management Stock Purchase Plan

        The purpose of the Management Plan is to encourage key employees of the Company and its subsidiaries to increase their ownership of the Company's Common Stock. To achieve this purpose, the Management Plan

  •
  provides key employees with a number of ways to allocate portions of their cash compensation to purchase restricted stock units, each representing the right to receive one share of Common Stock after vesting, and

  •
  issues additional units to key employees to partially match all units they purchase ("matching units") and to credit the dollar amount of dividends paid on the Common Stock during the vesting period ("dividend equivalent units").

        The material features of the Management Plan are described under Proposal 3 below. Information concerning restricted stock units issued under the Management Plan to the Named Executive Officers is included in the Summary Compensation Table above.

  Common Stock Ownership Guidelines

        The Compensation Committee has established Common Stock ownership guidelines for the Company's officers and other key employees. As the guidelines were amended by the Committee in September 2002 to increase ownership levels, the target ownership level is 375% of base salary for the Chairman and Chief Executive Officer, 275% of base salary for the President and 200% of base salary for the other Named Executive Officers. Target ownership levels of Common Stock for other officers and key employees have been established based on annual base salary ranges. The Compensation Committee has set July 31, 2006 as the date for participants who joined the Management Plan at its inception in 1999 to reach 100% of their increased target ownership levels. Those who joined the Management Plan after its inception will have six years from the date of their becoming participants to reach 100% of their increased target ownership levels.

Supplementary Profit-Sharing and Pension Plans

        In addition to providing tax-qualified profit-sharing and pension plans for its employees including executive officers, the Company also maintains non-tax-qualified supplementary plans and arrangements for executive officers. The Supplementary Profit-Sharing Plan provides an annual benefit to U.S.-based executives with respect to annual cash compensation in excess of the maximum compensation that, under the Internal Revenue Code, can be taken into account for the Company's tax-qualified Profit-Sharing Plan. An executive officer's annual benefit under the Supplementary Profit-Sharing Plan is the product of (1) such excess annual compensation and (2) the ratio, for the year, of the Company's aggregate contributions under the Profit-Sharing Plan to the aggregate compensation (as limited by the Internal Revenue Code) of all qualified Profit-Sharing Plan participants. Also, the Supplementary Profit-Sharing Plan credits each participant with earnings on his or her account balance based on the investment of an amount equal to the account balance in the Fidelity Asset Manager Fund. The purpose of the Supplementary Profit-Sharing Plan is to provide to executive officers affected by the limitations under the tax-qualified Profit-Sharing Plan a capital accumulation, on a percentage of compensation basis, equal to that provided to other employees of the Company. The Company's annual contributions to the Profit-Sharing Plan and the Supplementary Profit-Sharing Plan for the benefit of the Named Executive Officers are included in the column "All Other Compensation" in the Summary Compensation Table above.

        The supplementary pension plan arrangements for executive officers are described above under the caption Pension Benefits. The purpose of these supplementary arrangements is to assure executives a specified level of retirement benefit over and above what would be payable under the Company's Cash Balance Pension Plan.

Discussion of Fiscal 2003 Compensation of the Chief Executive Officer

        Watson Wyatt estimated that as of the end of the Company's 2002 fiscal year, Mr. Krasnoff's base salary was 5.8% below the General Industry Market median and 9.9% below the Special Industry Market median, and his total maximum cash compensation (base salary plus maximum bonus) was 14.6% below the General Industry Market 75th percentile and 16.1% below the Special Industry Market 75th percentile.

        Mr. Krasnoff's base salary for fiscal 2003 was $700,336; his fiscal 2002 base salary was $679,778. Based on Watson Wyatt's recommendation, Mr. Krasnoff's maximum annual incentive bonus for fiscal 2003 was 150% of base salary, up from 100% for prior fiscal years. By reason of fiscal 2003 Return On Equity of 15.5%, Mr. Krasnoff would have been entitled to a bonus of 150% of his base salary for that year except for a Bonus Plan provision which limited his maximum bonus to $1,000,000 which was $50,504 less than 150% of his base salary. He also received in fiscal 2003 (a) an option to purchase 198,000 shares of Common Stock and (b) an aggregate of $20,507 of dividend equivalent restricted stock units with respect to units he held under the Management Plan.

        The factors and criteria upon which Mr. Krasnoff's compensation was based, including the relationship of the Company's performance to his compensation for fiscal 2003, are set forth in the preceding sections of this Report and are applicable to the total compensation package of Mr. Krasnoff as well as the other executive officers.

Policy Regarding $1,000,000 Limit on Deductible Compensation

        The Internal Revenue Code limits the deductibility for federal income tax purposes of executive compensation paid by public companies to their senior officers. Under § 162(m) of the Code, the Company is not permitted to deduct compensation of a Named Executive Officer (the Chief Executive officer and the four other most highly paid executive officers) in excess of $1,000,000 for any fiscal year except to the extent that the compensation in excess of that amount meets the statutory definition of "performance-based compensation."

        In light of § 162(m), the Company's stock option plans adopted since the enactment of that section have been structured so that gains on options granted thereunder meet the statutory definition of "performance-based compensation"; therefore, stock option gains are not included in compensation subject to the $1,000,000 limit on deductibility. In part as a result of this measure taken to avoid any loss of deductibility, from the enactment of § 162(m) in 1993 through fiscal 2000 the Company did not lose any tax deductions by reason of the $1,000,000 limit on deductible executive compensation imposed by that Code section.

        For fiscal 2001, however, a portion of Mr. Krasnoff's compensation, as determined for purposes of § 162(m), exceeded the deductibility threshold of that Code provision; the resulting tax cost to the Company was approximately $82,000. To avoid such a result in future, in fiscal 2001 the Board of Directors, acting by its Compensation Committee, adopted, and the Company's shareholders subsequently approved, an Executive Incentive Bonus Plan (described above under Annual Incentive Bonuses). The purpose of that Plan was to qualify the entire amounts of incentive bonuses of Named Executive Officers, beginning with fiscal 2002, as "performance-based compensation" exempt from the tax deductibility limitation of § 162(m).

        Although the Executive Incentive Bonus Plan adopted in 2001 has served its intended purpose of qualifying the bonuses paid under the Plan as "performance-based compensation" for purposes of Internal Revenue Code § 162(m), the Plan also had one unfortunate consequence. In fixing the Chief Executive Officer's compensation for fiscal 2003 the Compensation Committee determined, at the recommendation of Watson Wyatt, the Company's independent executive compensation consultant, that the appropriate bonus level for the Chief Executive Officer was 150% of his base salary. The Committee had the power to and did amend the Bonus Plan to accommodate the 150%-of-base-salary bonus level.

        However, the Bonus Plan adopted in 2001 also provided that the maximum bonus that could be paid to any officer for any year was $1,000,000. Mr. Krasnoff's base salary fixed by the Compensation Committee for fiscal 2003 was approximately $700,000 so that the 150% maximum bonus fixed by the Committee at the same time would have entitled Mr. Krasnoff to a bonus of about $1,050,000, given the Company's results for fiscal 2003 — return on equity of 15.5% — entitling all officers covered by the Bonus Plan to maximum bonuses. However, the dollar maximum of $1,000,000 provided for in the Bonus Plan adopted in 2001 limited Mr. Krasnoff's bonus to that dollar amount, and that Plan provision could not be amended without shareholder approval. This resulted in bonus compensation to Mr. Krasnoff of about $50,000 less than the amount which, in the judgment of the Compensation Committee, he was entitled to receive, based on the Company's superior results in fiscal 2003.

        To rectify this situation for fiscal 2004 and future years, the Compensation Committee has adopted the 2004 Executive Incentive Bonus Plan, subject to shareholder approval as required by the Code. The 2004 Plan increases the maximum bonus from $1,000,000 as provided in the 2001 Plan to $2,000,000. In all other respects the 2004 Plan submitted to shareholders as Proposal 2 in this proxy statement is identical to the 2001 Executive Incentive Bonus Plan as now in effect, including limiting the maximum bonus to 150% of base salary if that amount is less than $2,000,000. Upon approval of the 2004 Plan by shareholder vote at the meeting, the existing Executive Incentive Bonus Plan will automatically terminate and be replaced by the 2004 Plan beginning with fiscal 2004.

        The Compensation Committee intends to continue to pursue a strategy of maximizing the tax deductibility of the compensation paid to the Company's executive officers. However, the Committee retains the flexibility to provide compensation to any executive officer in an amount that may exceed the limit for tax deductibility under Code § 162(m) whenever the Committee believes that payment of such compensation furthers the goals of the Company's executive compensation program, or is otherwise in the best interests of the Company and its shareholders.

Summary

        The Compensation Committee believes that the total compensation for fiscal 2003 of Mr. Krasnoff and the other executive officers of the Company was fair both to them and to the Company and its shareholders. The Committee bases this conclusion on the following factors:

        1.     target cash compensation levels (salary and two-thirds of the maximum bonus) approximate the marketplace median and rise above that level only when Company performance warrants;

        2.     the grant of stock options and restricted stock units has been judicious; and

        3.     the compensation program has enabled the Company to attract and retain top executive talent.

Respectfully submitted,

Abraham Appel Daniel J. Carroll, Jr. Ulric Haynes, Jr. Edwin W. Martin, Jr.

Performance Graph

        The following graph compares the annual change in the cumulative total return on the Company's Common Stock during the Company's last five fiscal years with the annual change in the cumulative total return of the Standard & Poor's Composite-500 Index and the Standard & Poor's Industrial Machinery Index (which includes the Company). The graph assumes an investment of $100 on July 31, 1998 (the Company's 1998 fiscal year ended on August 1, 1998) and that all dividends have been reinvested.

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on July 31, 1998
with dividends reinvested

SOURCE: GEORGESON SHAREHOLDER COMMUNICATIONS INC.

	Jul-98	Jul-99	Jul-00	Jul-01	Jul-02	Jul-03
Pall Corp.	$100	$96	$98	$116	$88	$115
S&P 500	$100	$120	$131	$112	$86	$95
S&P Industrial Machinery	$100	$132	$108	$118	$119	$139

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

PROPOSAL 2

APPROVAL OF 2004 EXECUTIVE INCENTIVE BONUS PLAN

        The shareholders will be asked at the meeting to vote on a proposal to approve the 2004 Executive Incentive Bonus Plan (the "2004 Bonus Plan"). This Plan was adopted by the Compensation Committee of the Board of Directors on July 15, 2003, subject to shareholder approval. We will furnish a copy of the 2004 Bonus Plan to any shareholder upon written request to Diane Foster at the address or fax number given under the caption Annual Reports below. If approved, the 2004 Bonus Plan will be effective as of the beginning of the Company's 2004 fiscal year and will replace the Pall Corporation Executive Incentive Bonus Plan adopted in 2001 (the "2001 Bonus Plan").

        The impetus for the 2004 Bonus Plan, like the 2001 Bonus Plan, is §162(m) of the Internal Revenue Code (the "Code"), which provides that compensation of a Named Executive Officer (the chief executive officer and the next four most highly compensated officers) is not deductible by a corporation for federal income tax purposes to the extent that such officer's compensation exceeds $1,000,000 for any fiscal year. However, "performance-based compensation" that meets certain requirements of §162(m) and the regulations thereunder is exempt from the $1,000,000 limitation on deductibility for tax purposes. See Compensation Committee Report on Executive Compensation in Fiscal 2003 — Policy Regarding $1,000,000 Limit on Deductible Compensation above. The 2004 Bonus Plan being submitted to shareholders for approval at the meeting is designed to meet all of the requirements of §162(m) so that incentive bonuses paid to Named Executive Officers in fiscal 2004 and subsequent fiscal years will qualify as performance-based compensation under that Code provision.

        The 2004 Bonus Plan will cover those senior officers of the Company who have employment agreements with the Company which provide that the officer is eligible to receive annual bonuses under the 2004 Bonus Plan. At present under the 2001 Bonus Plan there are, and initially under the 2004 Bonus Plan there would be, 15 officers participating, consisting of the Company's Chairman and Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, three Group Vice Presidents and eight Senior Vice Presidents who are members of the Company's Operating Committee. In the future, officers who are promoted or hired to these positions will become eligible to receive annual bonuses under the 2004 Bonus Plan.

        The method of computing the bonuses payable to executives under the 2004 Bonus Plan for a fiscal year would be the same as the method under the 2001 Bonus Plan, which is described above in this proxy statement under the caption Compensation Committee Report on Executive Compensation in Fiscal 2003 — Annual Incentive Bonuses, except as follows: (i) Under the 2001 Bonus Plan as now in effect, the amount of a bonus otherwise payable under the Plan to any executive for any fiscal year may not exceed the lesser of $1,000,000 and 150% of the executive's base salary for the fiscal year, whereas under the 2004 Bonus Plan, the amount of a bonus otherwise payable may not exceed the lesser of $2,000,000 and 150% of the executive's base salary for the fiscal year; and (ii) Under the 2001 Bonus Plan, the Compensation Committee fixes Minimum and Maximum R.O.E. Targets and if R.O.E. falls between those percentages, the bonus payable is determined prorata, on a single sliding scale. Under the 2004 Bonus Plan, the Committee would have the right, in addition to fixing the Minimum and Maximum R.O.E. Targets, to fix one or more intermediate R.O.E. target percentages with the bonus payable being determined prorata on a sliding scale between each target and the next higher target. The fixing of such intermediate R.O.E. targets by the Committee would not, however, change the fact that no bonus is payable if R.O.E. is at or below the Minimum R.O.E. Target, and that the maximum bonus as a percentage of base salary is payable if R.O.E. reaches or exceeds the Maximum R.O.E. Target.

        Bonuses payable under the 2001 Bonus Plan are, and bonuses payable under the 2004 Bonus Plan would be, paid at least 50% in September following the close of the applicable fiscal year, and the balance, if any, not later than the following January 15th. The Compensation Committee fixes the date of the first payment, except that with respect to the Named Executive Officers, no part of the bonus may be paid until the Committee has certified in writing that all conditions for the payment of the bonus to the Named Executive Officers have been satisfied, so that the bonus to be paid to each Named Executive Officer does not exceed the maximum allowable bonus computed under the bonus formula set forth in the 2004 Bonus Plan.

        Upon the occurrence of a "Change in Control", (as defined in both bonus plans), the amount of the bonus payable to any executive for the fiscal year in which a Change in Control occurs and in subsequent fiscal years of the term of employment under his employment agreement will be at least equal to the Target Bonus Percentage of the executive's base salary for such year, appropriately prorated for any partial fiscal year.

        The amounts of the bonuses payable to the executives participating in the 2004 Bonus Plan in fiscal 2004 and future years is not determinable at this time, such amounts being dependent, inter alia, on the Company's future financial results. If the 2004 Bonus Plan had been in effect for fiscal 2003, the bonuses payable thereunder for fiscal 2003 would have been identical to the bonuses payable for fiscal 2003 under the 2001 Bonus Plan (see the Summary Compensation Table above for the actual bonuses payable for fiscal 2003 to the Named Executive Officers), except that Mr. Krasnoff's fiscal 2003 bonus that would have been payable under the 2004 Bonus Plan ($1,050,504) would have been $50,504 more than the bonus that was actually payable to him under the 2001 Bonus Plan ($1,000,000). The aggregate of the bonuses paid for fiscal 2003 to all executive officers as a group under the 2001 Bonus Plan was $4,144,306 and under the 2004 Bonus Plan would have been $4,194,810, the difference being the $50,504 that was not payable to Mr. Krasnoff under the 2001 Bonus Plan. Had the 2004 Bonus Plan been in effect for fiscal 2003, the same officers who were participants in the 2001 Bonus Plan would have been participants in the 2004 Bonus Plan. Non-employee directors of the Company are not eligible for participation in the 2001 Bonus Plan or the 2004 Bonus Plan at any time.

        Participants in the 2004 Bonus Plan will continue to have the option to receive a portion of their bonus in the form of restricted stock units under the Management Stock Purchase Plan. See "Compensation Committee Report on Executive Compensation in Fiscal 2003 — Stock-Based Compensation — The Management Stock Purchase Plan."

        Approval of the 2004 Bonus Plan requires that a majority of the votes cast on this Proposal at the meeting are cast in favor of it. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the meeting.

        If adoption of the 2004 Bonus Plan is approved by shareholders in accordance with the preceding paragraph, the existing employment agreements between the Company and the officers who will be eligible for a bonus under the 2004 Bonus Plan with respect to fiscal 2004 will be amended or replaced to refer to the 2004 Bonus Plan rather than the 2001 Bonus Plan. If adoption of the Bonus Plan is not approved by shareholders, the 2004 Bonus Plan will not go into effect and the 2001 Bonus Plan will remain in effect but see the last paragraph above under Policy Regarding $1,000,000 Limit on Deductible Compensation for the reservation by the Compensation Committee of the right to exceed the tax deductibility limit of Code § 162(m) when the Committee deems it to be in the best interests of the Company and its shareholders.

        The 2004 Bonus Plan would remain in effect indefinitely unless suspended or terminated by the Board of Directors. However, in order for bonuses under the 2004 Bonus Plan to continue to qualify as exempt compensation under Code §162(m) for fiscal years after fiscal 2008, the 2004 Bonus Plan or a successor plan must be resubmitted to shareholders for approval at that time.

The Board recommends a vote FOR approval of the 2004 Executive Incentive Bonus Plan.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE MANAGEMENT STOCK PURCHASE PLAN

        The shareholders will be asked at the meeting to vote on a proposal to approve an amendment to the Pall Corporation Management Stock Purchase Plan (the "Management Plan" or the "Plan"). The Board of Directors of the Company, acting by its Compensation Committee, adopted the Management Plan on June 29, 1999, subject to shareholder approval, and amended the Management Plan effective October 1, 1999. The Company's shareholders approved the Management Plan as so amended at their Annual Meeting held on November 17, 1999. The Compensation Committee further amended the Management Plan effective January 19, 2000, March 28, 2001, July 16, 2002, and January 30, 2003; none of those amendments required shareholder approval. The Compensation Committee further amended the Plan on October 16, 2003 as described below in this section, subject to shareholder approval at the meeting. We will furnish a copy of the Management Plan to any shareholder upon written request to Diane Foster at the address or fax number given under the caption Annual Reports below.

        The Management Plan as in effect prior to the October 16, 2003 amendment provided that a maximum of 1,000,000 shares of Common Stock could be distributed under the Plan, subject to adjustment for stock splits and other capital changes affecting the Common Stock. On October 16, 2003 the Compensation Committee amended the Plan, subject to shareholder approval, to authorize the distribution of up to an additional 1,000,000 shares of Common Stock under the Plan. No Units to acquire any of the 1,000,000 additional shares will be credited under the Plan unless and until this Proposal 3 is approved by the shareholders.

        The purpose of the Management Plan is to encourage key employees of the Company and its subsidiaries to increase their ownership of the Common Stock. To achieve this purpose, the Plan

  •
  provides key employees with a number of ways to allocate portions of their cash compensation to purchase restricted units, each representing the right to receive one share of Common Stock after vesting ("Restricted Stock Units" or "Units"),

  •
  issues additional Units to key employees to partially match all Units they purchase, and

  •
  permits the Compensation Committee to issue one-time bonus grants of Units to key employees at the time of their entry into the Plan.

        Plan participants who are U.S. taxpayers will not realize income for federal income tax purposes when Restricted Stock Units are credited to their Plan accounts. Instead, a participant realizes taxable income only when his or her Units vest (see Vesting of Restricted Stock Units below) and shares of Common Stock are issued to the participant in settlement of his or her vested Units. Subject to certain conditions (see Deferral Provisions below), the Plan also allows participants to defer their receipt of Common Stock when their Units vest and thereby further defer their realization of income for federal income tax purposes. See Federal Income Tax Considerations below.

        The Board of Directors believes that substantial benefits accrue to the Company from the Management Plan:

  •
  The Plan encourages management personnel to elect to receive all or part of their annual bonuses in the form of Restricted Stock Units, and to acquire additional Units without brokerage commissions through either pre-tax payroll deductions from base salary or after-tax lump sum payments. In this way, senior management invest in the future performance of the Company and their interests in the Company are aligned more closely with the proprietary interests of its shareholders;

  •
  The Plan assists senior management in reaching their target ownership levels set in the Company's Common Stock ownership guidelines (see Compensation Committee Report on Executive Compensation in Fiscal 2003 — Stock-Based Compensation — Common Stock Ownership Guidelines above); and

  •
  Since the value of the Units represented by Company contributions (Initial Award Units and Matching Units), and the benefits of any appreciation in the Common Stock underlying the Units, will generally not be assured to the participant unless he or she is still a Company employee on the date on which the Units vest (generally three years from the date of issuance of the Units as to Units issued prior to August 1, 2003 and four years as to Units issued on or after that date), the Plan encourages talented management personnel to remain in the employ of the Company or one of its subsidiaries.

        On October 1, 2003 only 87,587 shares remained available for future issuance of Units under the Management Plan. Accordingly, if this Proposal 3 is not approved by shareholders, the Management Plan will have to be terminated with respect to all future purchases of Units by Plan participants other than purchases heretofore subscribed for. The Board of Directors believes that the Management Plan has been of substantial benefit to the Company and its shareholders and that termination of the Plan would deprive the Company of a valuable management tool. For this reason the Board recommends a vote FOR the adoption of the amendment to the Management Stock Purchase Plan to increase by 1,000,000 the number of shares of a Common Stock available for the grant of Restricted Stock Units under the Plan. The 1,000,000 shares originally authorized for the Plan have been sufficient to cover Units purchased for the five fiscal years 1999 through 2003.

        Under the New York Business Corporation Law and the rules of the New York Stock Exchange, the affirmative vote of a majority of the votes duly cast at the meeting on this Proposal 3 is required for the adoption of the proposed amendment to the Management Plan, and the total "vote cast" on this proposal must represent over 50% of all shares entitled to vote. Thus, a shareholder who does not vote will not affect the outcome of the vote so long as at least 50% of the outstanding shares of Common Stock are voted on this Proposal 3. However, a vote to "abstain" will be counted as a "vote cast" for the purpose of determining whether more than 50% of the outstanding shares have been voted on the proposal; therefore a vote to "abstain" will have the same effect as a vote "against" for the purpose of determining whether a majority of the shares voted have been voted "for" the proposal.

        A broker who holds shares of Common Stock in "street" name as nominee for customers who are the beneficial owners of such shares will not have authority to vote such shares on this Proposal 3 unless the broker receives specific voting instructions from such customers. Shares of Common Stock represented by proxies duly returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists for the meeting, even if such shares are not voted on this Proposal 3. Votes which are not cast by brokers because they have received no instructions from one or more of their customers are known as "broker non-votes" and will not count as a "vote cast" on this Proposal 3.

Administration of the Management Plan

        The Management Plan is administered jointly by the Compensation Committee of the Board of Directors and by a committee of Plan administrators (the "Plan Administrators") comprised of the Chief Executive Officer of the Company and such other officers of the Company as the Chief Executive Officer chooses, to serve at his pleasure. The Plan Administrators are currently the Chief Executive Officer, the President and the Chief Financial Officer of the Company.

Who Is Eligible to Participate in the Management Plan?

        The Management Plan is open to those members of management and other key employees of the Company and its subsidiaries who are expected to make significant contributions to the success of the Company. The Compensation Committee selects such persons who will be eligible to be credited with Units during any Plan Year, upon the recommendation of the Company's Chief Executive Officer ("Eligible Employees"). A Plan Year is each twelve-month period beginning on August 1 of each year and ending on the following July 31. Currently, 61 persons are Eligible Employees under the Management Plan. Once a person has been selected as an Eligible Employee for any Plan Year, he or she continues as such for subsequent Plan Years unless the Compensation Committee elects to terminate such person's eligibility.

Purchases of Restricted Stock Units with Eligible Employees' Contributions

  Bonus Units

        The Management Plan allows Eligible Employees to elect to receive all or any part of their bonus compensation in any Plan Year in the form of Restricted Stock Units rather than in cash ("Bonus Units"). Cash bonus compensation can be paid in one or two installments, the first generally on a date in September and the second, if any, on a date in January ("Bonus Payment Dates"). Bonus Units are credited to the accounts of electing Eligible Employees each Plan Year on the first Bonus Payment Date. The cost of a Bonus Unit is the closing price of a share of the Common Stock as reported for New York Stock Exchange composite transactions on the first Bonus Payment Date for such bonus.

  Base Salary Units

        The Management Plan also allows an Eligible Employee to elect to have up to 50% of his or her base salary for each Plan Year paid in the form of Restricted Stock Units instead of in cash ("Base Salary Units"). Base Salary Units are purchased with deductions from the regular salary payments of Eligible Employees for each pay period, on a pre-tax basis. The amounts thus deducted are applied to the purchase of Base Salary Units twice in each Plan Year, on January 31 and July 31. The cost of a Base Salary Unit is the closing price of a share of Common Stock on the date on which the Unit is credited to the employee's account — January 31 or July 31 as the case may be or, if such date is not a day on which the New York Stock Exchange is open for business (a "trading day"), then on the next trading day.

  Cash Payment Units

        To the extent that an Eligible Employee has not elected to have 100% of his or her bonus compensation and 50% of his or her base salary paid in the form of Bonus Units and Base Salary Units in any Plan Year, the Eligible Employee may elect to make cash purchases of additional Units on an after-tax basis ("Cash Payment Units"). Cash Payment Units are credited each year on the first Bonus Payment Date and on January 31 with respect to cash payments received by the Company at least seven days before such dates. The cost of a Cash Payment Unit is the closing price of a share of Common Stock on the date the Unit is credited to the employee's account (or if such date is not a trading day, on the next trading day).

Grants of Restricted Stock Units by the Company

  Initial Award Units

        When the Compensation Committee first selects a person to be an Eligible Employee, it may in its sole discretion designate a number of Restricted Stock Units as an award to such Eligible Employee ("Initial Award Units"). Each Eligible Employee may receive Initial Award Units only with respect to the first Plan Year during which he or she is a participant, not for any subsequent Plan Year.

  Matching Units

        To encourage Eligible Employees to participate in the Management Plan, the Plan automatically credits additional Units to each Eligible Employee who purchases Bonus Units, Base Salary Units and/or Cash Payment Units. For every two Bonus Units, Base Salary Units and Cash Payment Units that were or will be credited to the account of an Eligible Employee after July 31, 2003, the Plan has credited or will credit him or her with one Matching Unit.

  Dividend Equivalent Units

        An Eligible Employee is also credited with additional Units as of each date on which a dividend is paid on the Common Stock ("Dividend Equivalent Units"). The number of Dividend Equivalent Units credited to an Eligible Employee on any dividend payment date will be determined by multiplying the number of Units that he or she owns on such dividend payment date by the per-share dollar amount of the dividend paid on such date, and then dividing the resulting amount by the closing price of a share of Common Stock on such dividend payment date. If an Eligible Employee forfeits Units as discussed below, he or she will also forfeit any Dividend Equivalent Units credited in respect of the forfeited Units.

Vesting of Restricted Stock Units

        Provided a holder of Units is then still employed by the Company, his or her Units will vest as follows:

  •
  Initial Award Units will vest 100% three years after the date on which they were credited to him or her, or four years in the case of Initial Award Units credited after July 31, 2003,

  •
  Bonus Units, together with the corresponding Matching Units, will vest 100% on the third anniversary of the Bonus Payment Date on which those Units were credited to such holder in the case of Bonus Units credited to him or her on or before July 31, 2003, or the fourth anniversary in the case of Bonus Units credited after July 31, 2003,

  •
  Base Salary Units, together with the corresponding Matching Units, will vest 100% on the third anniversary of the January 31 or July 31 on which they were credited to such holder in the case of Base Salary Units credited to him or her on or before July 31, 2003, or the fourth anniversary in the case of Base Salary Units credited after July 31, 2003,

  •
  Cash Payment Units, together with the corresponding Matching Units, will vest 100% on the third anniversary of the first Bonus Payment Date or January 31 on which they were credited to such holder in the case of Cash Payment Units credited to him or her before July 31, 2003 or the fourth anniversary in the case of Cash Payment Units credited after July 31, 2003, and

  •
  Dividend Equivalent Units will vest on the same dates as the Units to which they pertain.

        The holder of a Unit will receive a share of unrestricted Common Stock, or a cash payment for any fractional Unit, promptly following the vesting of such Unit unless the holder has previously elected to defer receipt. See Deferral Provisions below.

        If during the vesting period a holder of Units voluntarily terminates his or her employment, or the holder's employer (the Company or a subsidiary) terminates the holder's employment for cause, such holder will forfeit the Initial Award Units and Matching Units contributed by the Company (and Dividend Equivalent Units earned thereon) and will receive a number of shares of Common Stock for his or her Bonus Units, Base Salary Units and Cash Payment Units (and Dividend Equivalent Units earned thereon) determined by taking the lesser of

  •
  the aggregate market value of the Common Stock underlying all such Units, with the market value of each share being the closing price of a share of Common Stock on the date when the corresponding Unit was credited to the holder's Plan account, and

  •
  the aggregate market value of the Common Stock underlying all such Units on the date on which the holder's employment terminated, based on the closing price of a share of Common Stock on that date,

and dividing such aggregate market value by the closing price of a share of Common Stock on the date on which the holder's employment terminated. In effect, the aggregate value of the shares of Common Stock such holder receives upon such termination will not reflect any increase in the market price of the Common Stock during the period of the holder's employment when his or her Units were outstanding, but will reflect any decrease in the market price of the Common Stock during such period.

        If during the vesting period a Unitholder's employer (the Company or a subsidiary) terminates his or her employment for any reason other than disability or cause, or the holder retires after reaching 62 years of age,

  •
  100% of his or her Bonus Units, Base Salary Units and Cash Payment Units (and Dividend Equivalent Units earned thereon) will vest, and

  •
  his or her Initial Award Units and Matching Units contributed by the Company (and Dividend Equivalent Units earned thereon) will vest on a pro rata basis based on the number of months (rounded up to the nearest whole number) that he or she was an employee of the Company or a subsidiary during the three-year or four-year vesting period.

Initial Award Units and Matching Units which do not vest in accordance with the preceding sentence (and Dividend Equivalent Units earned thereon) will be forfeited.

        If during the vesting period a holder of Units dies, or incurs a disability that entitles him or her to a Social Security certificate of disability award, all Units credited to such holder's account, including Initial Award Units and Matching Units and Dividend Equivalent Units earned thereon, will vest and the number of shares of Common Stock represented by such Units will be distributed to the holder or, in the event of his or her death, to the holder's designated beneficiaries.

        If there is a "Change in Control" of the Company (as defined in the Management Plan), then, unless the Board of Directors as constituted prior to the occurrence of such Change in Control has decided otherwise, all Units then issued, including Initial Award Units, Matching Units and Dividend Equivalent Units earned thereon, will vest and the number of shares of Common Stock represented by such Units will be distributed to all holders.

Deferral Provisions

        A holder of Units may, while still an employee of the Company or any of its subsidiaries, elect to defer his or her receipt of Common Stock in payment for vested Units until the first business day of any of the following:

  (1)
  the third calendar year following the calendar year in which the vesting date for such Units occurs, or any later calendar month, or

  (2)
  the calendar year following the date on which the holder's employment with the Company or any of its subsidiaries terminates for any reason, or

  (3)
  the earlier of (a) any calendar year or month which the holder selects and which is a year or month permitted to be selected under clause (1) above, or (b) the calendar year referred to in clause (2) above.

A holder may elect to defer receipt of all or any part of the shares covered by Units which will vest on a particular vesting date. At the time that a holder makes his or her election, he or she must choose one of the three alternatives set forth in items (1), (2) and (3) above.

        A deferral election under the Management Plan is irrevocable and must be made in writing at least one year before the vesting date of the Units to be deferred. However, in certain limited circumstances, a holder of Units may receive Common Stock in payment of deferred vested Units before the date fixed in his or her deferral election, if the holder makes a request to the Plan Administrators and they determine, in their sole discretion, that early payment is necessary to help such holder meet an "unforeseen emergency" as defined in regulations of the Internal Revenue Service.

        The Plan Administrators may deny any holder of Units the right to make a deferral election if they determine, in their sole discretion, that such deferral election might cause the Management Plan to fail to be treated as a plan of deferred compensation "for a select group of management or highly compensated employees" for purposes of the Employee Retirement Income Security Act of 1974 (ERISA). Also, a Unitholder's deferral election will not be effective if, within twelve months before the vesting date of the Units to be deferred, he or she received a hardship withdrawal under the Pall Corporation Profit-Sharing Plan.

        Deferred vested Units will continue to earn Dividend Equivalent Units.

Additional Information Concerning the Management Plan

        Restricted Stock Units are not transferable and confer upon their holders none of the voting and other rights of the Company's shareholders. The Management Plan states that a "Participant shall have the status of a general unsecured creditor of [Pall] Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation… to make payments in the future of the benefits provided for herein."

        Up to 1,000,000 shares of Common Stock may be distributed under the Management Plan as now in effect, subject to adjustment for stock splits and other capital changes affecting the Common Stock. If shareholders approve the proposed amendment to the Management Plan (this Proposal 3), the number of shares distributable under the Plan from its inception will be increased to 2,000,000. Almost all of the 1,000,000 shares of Common Stock initially reserved for the Plan have been issued upon the vesting of Units or reserved for Units purchased or subscribed for prior to the date hereof. Accordingly, the additional 1,000,000 shares which will become available if this Proposal 3 is approved by shareholders will be utilized for Units purchased by Plan participants with fiscal 2004 bonuses, with base salaries and bonuses for fiscal 2005 and subsequent years and with participants' after-tax dollars (and for related Matching and Dividend Equivalent Units).

        The Board of Directors may amend or terminate the Plan at any time with prospective or retroactive effect, but no amendment or termination may adversely affect any Unitholder's rights with respect to any Units previously credited to his or her account, except with the written consent of such holder. However, any amendment increasing the number of shares of Common Stock available for the Plan can be effective only upon approval by shareholders.

Federal Income Tax Considerations

        In general, a holder of Units who is a U.S. taxpayer will realize ordinary income upon receiving Common Stock pursuant to the Management Plan. The amount of ordinary income will equal the fair market value of the Common Stock at the time of receipt, less the amount, if any, the holder previously paid for such Units by direct cash contribution (i.e., with after-tax dollars in the case of Cash Payment Units).

        If a person subsequently sells any Common Stock he or she acquired under the Plan, such person will realize capital gain (or loss) to the extent the sales price exceeds (or is less than) the fair market value of the shares on the day he or she received the shares. The capital gain (or loss) will be long-term if the person holds the shares for more than one year, and will be short-term otherwise.

        Subject to applicable limitations, the Company is allowed a deduction at the time of each payment of Common Stock under the Management Plan, in an amount equal to the amount includible in the holder's income.

Restricted Stock Units Granted

        The following table sets forth information with respect to the Units which were credited under the Management Plan during the Plan Year ended July 31, 2003. As described above, each Unit credited under the Management Plan represents the right to receive one share of Common Stock after vesting. On October 16, 2003, the closing price of a share of Common Stock for New York Stock Exchange composite transactions was $23.63.

	Eligible Employee Contributions						Company Contributions
	Bonus Units(1)		Base Salary Units(2)		Cash Payment Units(3)		Matching Units		Initial Award Units		Dividend Equivalent Units
Name and Position	$Value	No.	$Value	No.	$Value	No.	$Value	No.	$Value	No.	$Value	No.
Eric Krasnoff Chairman and Chief Executive Officer	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	$20,507	1,142
Jeremy Hayward-Surry President	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	8,824	490
Donald Stevens Chief Operating Officer	$63,200	3,607	$57,200	3,111	-0-	-0-	$40,133	2,239	-0-	-0-	13,913	774
John Adamovich, Jr. Group Vice President, Chief Financial Officer and Treasurer	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	6,531	363
Samuel Wortham Group Vice President	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
All executive officers as a group (15 persons including those above)	225,411	12,866	147,823	7,906	$105,000	5,993	159,411	8,922	-0-	-0-	89,604	4,989
All other Eligible Employees as a group (53 persons)	338,175	19,302	345,062	18,868	4,753	306	222,711	12,447	-0-	-0-	114,039	6,372

(1)
Consists of Bonus Units credited on September 12, 2002, the first Bonus Payment Date in the Plan Year ending July 31, 2003, at the closing price of a share of Common Stock on that date ($17.52). These Bonus Units relate to bonuses paid with respect to the fiscal year ended August 3, 2002.

(2)
Consists of Base Salary Units credited on January 31, 2003, and July 31, 2003, at the closing prices of a share of Common Stock on those dates ($15.51 and $22.57, respectively).

(3)
Consists of Cash Payment Units credited on September 12, 2002 and January 31, 2003, at the closing prices of a share of Common Stock on those dates ($17.52 and $15.51, respectively).

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE
EMPLOYEE STOCK PURCHASE PLAN

        The shareholders will be asked at the meeting to vote on a proposal to approve an amendment to the Pall Corporation Employee Stock Purchase Plan (the "Employee Plan" or "the Plan"). The Board of Directors of the Company adopted the Employee Plan on June 29, 1999, subject to shareholder approval. The Company's shareholders approved the Employee Plan at their Annual Meeting on November 17, 1999. The Board of Directors amended the Plan on October 17, 2003, as described below in this section, subject to shareholder approval at the meeting. We will furnish a copy of the Employee Plan to any shareholder upon written request to Diane Foster at the address or fax number given under the caption Annual Reports below.

        The Employee Plan as in effect prior to October 17, 2003 provided that a maximum of 1,000,000 shares of Common Stock may be purchased under the Plan, subject to adjustment for stock splits and other capital changes affecting the Common Stock. The Board of Directors has amended the Employee Plan, subject to shareholder approval, to authorize the purchase of up to an additional 1,000,000 shares of Common Stock under the Plan. No options covering any part of these 1,000,000 additional shares will be granted unless and until this Proposal 4 is approved by shareholders.

        The purpose of the Employee Plan is to encourage employees of the Company and its affiliates to invest in Common Stock of the Company, by providing them with a convenient method for purchasing Common Stock at below-market prices through voluntary, regular payroll deductions.

        The Employee Plan encourages employees to elect to have part of their after-tax base pay applied to the purchase of Common Stock for the purpose of investing in the future performance of the Company. In this way, the interests of employees of the Company are aligned more closely with the proprietary interests of its shareholders. For this reason, the Board of Directors believes that approval of the proposed amendment to the Employee Plan is in the best interests of the Company and its shareholders.

        On October 1, 2003, only about 83,000 shares remained available for purchases under the Employee Plan in Offering Periods after the one currently in progress which will end on October 31, 2003. Accordingly, if this Proposal 4 is not approved by shareholders, the Employee Plan will have to be terminated. The Board of Directors believes that the Employee Plan has been of substantial benefit to the Company and its shareholders and that termination of the Plan would deprive the Company of a valuable employee incentive. For this reason, the Board recommends a vote FOR the adoption of the amendment to the Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of a Common Stock available for future purchases by employees under the Plan. The 1,000,000 shares originally authorized for the Plan have been sufficient to cover purchases under the Plan from its adoption in June 1999 to date.

        Under the New York Business Corporation Law, the affirmative vote of a majority of the votes duly cast on this Proposal 4 at the meeting is required for the adoption of the proposed amendment to the Employee Plan. Thus, a shareholder who does not vote will not affect the outcome of the vote so long as a quorum is present at the meeting. In the case of this Proposal 4, the rule is different from that applicable to Proposal 3: a vote to "abstain" on this Proposal 4 will not count as a "vote cast".

        A broker who holds shares of Common Stock in "street" name as nominee for customers who are the beneficial owners of such shares will not have authority to vote such shares on this Proposal 4 unless the broker receives specific voting instructions from such customers. Shares of Common Stock represented by proxies duly returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists for the meeting, even if such shares are not voted on this Proposal 4. Votes which are not cast by brokers because they have received no instructions from one or more of their customers are known as "broker non-votes" and will not count as a "vote cast" against this Proposal 4.

Eligibility

        The Employee Plan is open to most employees of the Company and of affiliates of the Company that adopt the Plan with the Company's approval. An employee who is generally employed at least 20 hours per week is eligible to participate in the Plan on the earlier of the November 1 or May 1 on or after which the employee has completed six consecutive months of employment with the Company or an affiliated company. No employee who has received a hardship distribution from the Pall Corporation Profit-Sharing Plan within the preceding six months may participate in the Employee Plan. Also, with a few exceptions mandated by the Internal Revenue Code of 1986, as amended (the "Code"), employees eligible to participate in the Management Stock Purchase Plan (see Proposal 3) are not eligible to participate in the Employee Plan. Approximately 10,000 employees are currently eligible to participate in the Employee Plan, none of whom is an executive officer.

Payroll Deductions

        Under the Employee Plan, options to purchase shares of Common Stock are offered to each eligible participating employee through a continuous series of six-month offerings, each beginning on a November 1 or May 1 and terminating on an April 30 or October 31 ("Offering Periods"). On the first day of each Offering Period, each participant in the Plan is granted, by operation of the Plan, an option to purchase as many shares of Common Stock, including fractional shares, as can be purchased with payroll deductions credited to the participant's account during that six-month Offering Period.

        An eligible employee who elects to participate not later than 15 days before the beginning of a six-month Offering Period may elect to have any amount deducted from the "compensation" (as defined) which he or she is entitled to receive on each payday, to purchase shares under the Employee Plan, subject to the limits discussed below. "Compensation" is defined under the Plan to mean the employee's gross base salary for a pay period, not including overtime, incentive compensation, bonuses, shift differentials, expense reimbursements, disability pay and other extraordinary compensation that may be paid to the employee. All payroll deductions are credited to a bookkeeping account maintained by the Company for the employee. After an Offering Period closes, the amount accumulated to the credit of each employee is applied to the purchase of shares of Common Stock at the share purchase price determined as set forth below under the caption Option Exercise. The shares purchased, including a credit for any fractional share, are credited to a brokerage account established for each participant with EquiServe, Inc. or such other broker as the administrative Committee of the Employee Plan (the "Committee" described below) may select.

Grants of Options

        An employee who has elected to participate in the Employee Plan is automatically granted an option to purchase the maximum number of shares that can be purchased with the amount of payroll deductions accumulated in his or her account during each Offering Period, subject to the limits discussed below. All options are fully vested when granted.

Option Exercise

        All options are automatically exercised as of the end of each six-month Offering Period. The share purchase price is 85% of the lower of the fair market value of a share of Common Stock on (a) the first trading day of an Offering Period, and (b) the last trading day of that Offering Period. Shares purchased upon exercise of an option are credited to the employee's brokerage account. No brokerage commissions are payable by employees in connection with their exercises of options; employees will be responsible for the payment of brokerage commissions on any sales of shares acquired under the Employee Plan.

Limitations on Options

        The Employee Plan as in effect prior to the October 17, 2003 amendment provided that a maximum of 1,000,000 shares could be sold under the Plan, subject to adjustment for stock splits and other capital changes affecting the Common Stock. On October 17, 2003 the Board of Directors amended the Plan, subject to shareholder approval, to authorize the sale up to an additional 1,000,000 shares of Common Stock under the Plan. The exercise in full of options granted to employees for the Offering Period beginning November 1, 2003 is conditioned on approval of the Plan amendment by shareholders at the meeting.

        No employee may purchase more than 1,500 shares in any Offering Period. Furthermore, no employee may be granted an option if, immediately after the grant, his or her rights to purchase Common Stock under options granted pursuant to the Employee Plan would accrue at a rate that would permit the purchase of shares having a fair market value of more than $25,000 (determined at the time the option is granted) for each calendar year in which such options are outstanding.

Share Issuance

        An employee may elect to take delivery of shares of Common Stock which are in his or her brokerage account at any time, and may sell such shares subject only to compliance with any applicable federal or state securities laws. The employee will have all ownership rights with respect to shares credited to his or her brokerage account, including the right to direct the vote of such shares. Dividends or distributions which may be declared in respect of the shares in the employee's account will be reinvested in additional shares unless the employee elects to receive dividends in cash. By enrolling in the Employee Plan, the employee agrees to notify the Committee of any sale or other disposition of Common Stock held by the employee under the Employee Plan occurring within 18 months of the date his or her options are exercised.

Reduction, Termination or Suspension

        An employee may decrease the rate of his or her payroll deductions or stop deductions entirely during an Offering Period by notifying the Committee. If so, whatever payroll deductions have accumulated at the end of the Offering Period will be used to purchase shares. If the employee ceases to be employed by the Company or any Company affiliate for any reason, the sum of all payroll deductions then credited to the employee, but not yet used to purchase shares, will be refunded. If during an Offering Period an employee experiences a "hardship" as defined in the Pall Corporation Profit-Sharing Plan, the employee may request a full refund of all amounts then credited to his or her account. In the event of an employee's death, all accumulated payroll deductions held for the employee will be paid to the employee's designated beneficiary, or if the employee has not named a beneficiary, to his or her spouse, or if the employee is not married, to his or her estate. Shares held in an employee's brokerage account at the time of his or her death will be disposed of in accordance with the terms of the brokerage account.

Change in Control and Changes in Capitalization

        If a change in control of the Company (as defined in the Employee Plan) should occur, the Committee will shorten the Offering Period then in effect and establish a new option exercise date before the date of any proposed sale or merger. An employee's options will be automatically exercised as of the new exercise date. The number of shares covered by each unexercised option under the Employee Plan will be adjusted, as directed by the Committee, to reflect any stock split, reverse stock split, stock dividend, combination or reclassification of shares.

Additional Information Concerning the Employee Plan

        The Employee Plan is administered by a Committee appointed by the Board of Directors. The Board of Directors may amend or terminate the Employee Plan at any time, but no amendment or termination of the Employee Plan may adversely affect any employee's rights with respect to any options previously granted. Certain amendments, including an amendment increasing the number of shares covered by the Plan, require shareholder approval.

Federal Income Tax Considerations

        The Employee Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and is construed in a manner consistent with that section of the Code. If the Plan so qualifies, the amount that an employee contributes under the Plan through payroll deductions will be subject to tax as ordinary income for federal income tax purposes in the year in which such amounts otherwise would have been paid to the employee. In general, an employee will not be subject to tax upon the grant or exercise of an option under the Employee Plan, but an employee will be subject to tax with respect to shares acquired through the exercise of an option granted under the Plan when the employee disposes of the shares so acquired.

        The federal income tax consequences of a disposition of shares of Common Stock acquired under the Employee Plan depends on whether or not the disposition is treated as a disqualifying disposition. A disposition is treated as a disqualifying disposition if the acquired shares are disposed of (other than in a transfer occurring by reason of death) within two years after the date of the grant of the option or within one year after the acquisition of such shares pursuant to the exercise of the option.

        If any shares of Common Stock acquired pursuant to the exercise of an option granted under the Employee Plan are disposed of in a disposition that is not a disqualifying disposition, an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of their disposition over the price paid for such shares under the option, or (b) the excess of the fair market value of the shares on the date of grant of such option over the price the employee would have paid for such shares if the option were exercisable, and had been exercised, by the employee on the date of grant, will be subject to tax as ordinary income in the year of such disposition. The employee will also recognize long-term capital gain, or long-term capital loss, upon such disposition of the shares, to the extent that the amount realized upon the disposition exceeds, or is less than, the sum of the price paid for the shares under the option plus the amount of ordinary income recognized by the employee upon the disposition of such shares, as described in the preceding sentence.

        If any shares of Common Stock acquired pursuant to the exercise of an option granted under the Employee Plan are disposed of in a disqualifying disposition, the excess of the fair market value of such shares at the date of exercise of the option over the price paid for the shares under the option will be subject to tax as ordinary income in the year of the disposition. The Employee also will recognize capital gain or loss upon such disposition of the shares, to the extent that the amount realized upon the disposition exceeds, or is less than, the sum of the price paid for the shares under the option plus the amount of ordinary income recognized by the employee upon the disposition of such shares, as described in the preceding sentence. The capital gain or loss so recognized will be long-term if the employee has held the shares for more than one year, and will be short-term otherwise.

        The Company is not allowed an income tax deduction with respect to the grant of any option, the issuance of any shares of Common Stock pursuant to the Employee Plan or the disposition of any acquired shares if the disposition is not a disqualifying disposition. However, if an employee disposes of the acquired shares in a disqualifying disposition, the Company may receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the employee.

Shares Issued Under the Employee Plan

        The following table sets forth information with respect to shares of Common Stock purchased under the Employee Plan in the two most recent completed six-month Offering Periods, which terminated on

October 31, 2002 and April 30, 2003. As noted above, no executive officers are eligible to participate in the Employee Plan.

Offering Period Ended October 31, 2002:
Employee contributions (1,266 employees as a group)	$2,010,992.40
No. of shares purchased	134,730.832
Purchase price per share	$14.926
Closing price of a share of Common Stock on October 31, 2002	$17.37
Offering Period Ended April 30, 2003:
Employee contributions (1,269 employees as a group)	$2,514,914.17
No. of shares purchased	169,800.430
Purchase price per share	$14.811
Closing price of a share of Common Stock on April 30, 2003	$21.12

        On October 16, 2003, the closing price of a share of Common Stock for New York Stock Exchange composite transactions was $23.63.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth information as of October 1, 2003 (the record date for the meeting) with respect to beneficial ownership of Common Stock by (a) each shareholder who, to the Company's knowledge, is the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director of the Company, (c) each Named Executive Officer included in the Summary Compensation Table above, and (d) all directors and executive officers of the Company as a group. The percentages in the last column are based on the 124,975,414 shares outstanding on the record date. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column, with sole voting and dispositive power. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of shares not owned directly by the named director or executive officer does not constitute an admission that such shares are beneficially owned by the director or officer for any other purpose.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned*	Percent of Class**
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	12,001,500(a)	9.6%
T. Rowe Price Associates, Inc 100 East Pratt Street Baltimore, Maryland 21202	8,274,264(b)	6.6
John Adamovich, Jr.	43,898(c)
Abraham Appel	2,780,564(d)	2.2
Daniel J. Carroll, Jr.	30,208
John H.F. Haskell, Jr.	33,500
Ulric Haynes, Jr.	11,875
Jeremy Hayward-Surry	271,184(e)	.2
Eric Krasnoff	384,500(f)	.3
Edwin W. Martin, Jr.	16,207
Katharine L. Plourde	12,875
Heywood Shelley	11,875(e)
Edward L. Snyder	-0- (g)
Donald Stevens	78,153
Edward Travaglianti	3,000
James D. Watson	62,175
Samuel Wortham	78,393
26 directors and executive officers of the Company as a group	4,325,329	3.4

*
Includes shares covered by stock options currently exercisable or becoming exercisable within 60 days of October 1, 2003 as follows: Mr. Adamovich — 34,875 shares; Mr. Appel — 11,875 shares; Mr. Carroll — 25,208 shares; Mr. Haskell — 27,500 shares; Mr. Haynes — 11,875 shares; Mr. Hayward-Surry — 232,500 shares; Mr. Krasnoff — 319,500 shares; Dr. Martin — 11,875 shares; Ms. Plourde — 11,875 shares; Mr. Shelley — 1,875 shares; Mr. Stevens — 73,750 shares; Mr. Travaglianti — 3,000 shares; Dr. Watson — 11,875 shares; Mr. Wortham — 62,125 shares; and the 26 current directors and executive officers of the Company as a group — 1,255,713 shares.

**
Percentage is shown only for shareholders owning at least one-tenth of one percent of the class.

(a)
The information as to the beneficial ownership of Common Stock by Wellington Management Company, LLP was obtained from its Schedule 13F Holdings Report for the calendar quarter ended June 30, 2003, filed with the Securities and Exchange Commission. Such report discloses that at June 30, 2003, Wellington Management Company, LLP exercised sole investment discretion with respect to 11,943,300 shares of Common Stock and sole voting authority with respect to 5,530,900 shares of Common Stock, shared investment discretion and voting authority with Wellington Trust Company, NA with respect to 10,900 shares of Common Stock, and shared investment discretion and voting authority with Wellington International Management Company Pte Ltd. with respect to 47,300 shares of Common Stock.

(b)
The information as to the beneficial ownership of Common Stock by T. Rowe Price Associates, Inc. was obtained from its Schedule 13F Holdings Report for the calendar quarter ended June 30, 2003, filed with the Securities and Exchange Commission. Such report discloses that at June 30, 2003, T. Rowe Price Associates, Inc. had sole "investment discretion" (as defined in the Securities Exchange Act of 1934) with respect to 8,274,264 shares of Common Stock and sole voting authority with respect to 1,999,411 shares of Common Stock. However, T. Rowe Price Associates, Inc. has advised the Company that it disclaims that it is in fact the beneficial owner of these shares, which are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser.

(c)
Includes 1,000 shares owned by Mr. Adamovich's wife and as to which Mr. Adamovich disclaims voting or dispositive power.

(d)
Includes 2,768,689 shares owned by Maharba Inc., a Canadian family investment corporation controlled by Mr. Appel. Accordingly, Mr. Appel has sole voting and dispositive power with respect to these shares.

(e)
Does not include 16,000 shares beneficially owned by a trust of which Messrs. Hayward-Surry and Shelley are two of the three trustees. The trustees have sole voting power but no dispositive power with respect to these shares.

(f)
Includes 18,968 shares owned by trusts established for the benefit of Mr. Krasnoff's children. Mr. Krasnoff is trustee of these trusts and as such has sole voting and dispositive power with respect to the shares owned by the trusts. Also includes 1,436 shares owned by Mr. Krasnoff's wife and as to which Mr. Krasnoff disclaims voting or dispositive power.

(g)
Prior to his initial election as a director, Dr. Snyder advised the Board of Directors that, because of restrictions on stock ownership related to his clinical research activities, he had determined that he would not own any stock in the Company. Consistent with that decision, Dr. Snyder has elected not to receive any options to which he would otherwise become entitled under the Company's stock option plans for non-employee directors.

Equity Compensation Plan Information

        The following table sets forth information regarding the Company's equity compensation plans as of August 2, 2003, the end of the Company's most recently completed fiscal year:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of options remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	9,049,208(1)	$19.36	2,124,412(2)
Equity compensation plans not approved by security holders	None	Not applicable	Not applicable

(1)
Consists of 8,522,533 shares issuable upon exercise of outstanding options and 526,675 shares issuable upon conversion of outstanding restricted or deferred units under the Company's Management Stock Purchase Plan. Does not include 8,236 shares issuable upon exercise of options assumed by the Company in connection with its acquisition of Gelman Sciences Inc. in 1997. Such options have a weighted exercise price of $18.01 per share.

(2)
Consists of 1,652,897 shares available for future option grants, 218,181 shares available for future restricted unit awards under the Management Stock Purchase Plan, and 253,334 shares remaining available for issuance under the Employee Stock Purchase Plan (including shares issuable at the end of the currently pending Offering Period ending October 31, 2003).

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") and the rules thereunder of the Securities and Exchange Commission require the Company's directors and officers to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its directors and officers during the fiscal year ended August 2, 2003 were filed on time, except that the following reports were filed late: (1) one report for a sale of 1,000 shares of Common Stock by John Adamovich, Jr., Group Vice President and Chief Financial Officer; and (2) one report for a sale of 500 shares of Common Stock by Charles Grimm, a Senior Vice President.

INFORMATION CONCERNING INDEPENDENT AUDITORS

        KPMG LLP acted as the Company's independent auditors for the fiscal year ended August 2, 2003 and has been selected to act in that capacity in fiscal 2004. It is anticipated that representatives of KPMG LLP will be present at the meeting to respond to appropriate questions and will have an opportunity, if they desire, to make a statement.

Disclosure about Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for its 2002 and 2003 fiscal years, and fees billed for other services rendered to the Company by KPMG LLP:

	Fiscal
	2002	2003
Audit fees (1)	$2,492,000	$2,050,000
Audit-related fees (2)	264,000	126,000
Tax fees (3)	953,000	2,982,000
All other fees	7,000	32,000

Total fees	$3,716,000	$5,190,000

(1)
Audit fees include fees for review of the consolidated financial statements in the Company's Quarterly Reports on Form 10-Q, and fees for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consisted principally of fees for audits of financial statements of certain employee benefit plans, and for due diligence services that were reasonably related to the performance of the audit or review of the Company's consolidated financial statements and that are not included in audit fees above.

(3)
Tax fees consisted of fees for tax consultation and tax compliance services.

        All of the fiscal 2003 services of KPMG LLP which resulted in the audit-related fees, tax fees and all other fees billed as shown in the table above were pre-approved by the Audit Committee pursuant to the rules of the Securities and Exchange Commission relating to accountant independence.

Pre-Approval Policy for Audit and Non-Audit Services

        The Audit Committee must pre-approve all audit and non-audit services involving the Company's independent auditors.

  Non-Audit Services—Allowed

        In addition to audit work necessary for the Company to file required reports under the Securities Exchange Act of 1934 (i.e., quarterly reports on Form 10-Q and annual reports on Form 10-K), the Company's independent auditors may perform non-audit services, other than those prohibited by the Sarbanes-Oxley Act of 2002, provided that they are pre-approved by the Audit Committee. Examples of services that are not prohibited are:

    •
    work associated with Company registration statements under the Securities Act of 1933 (i.e., comfort letters, consents);

    •
    due diligence work for potential acquisitions and disposals. If the company in a potential acquisition is currently audited by the same independent auditors as the Company, approval for the due diligence work is required from the Company's Audit Committee, regardless of the dollar threshold of the due-diligence fees;

    •
    tax compliance work;

    •
    work surrounding certain tax strategies;

    •
    employee benefit plan audits;

    •
    statutory audit work required for certain subsidiaries that is not required for the Securities Exchange act of 1934 audit (i.e., debt covenants or local country requirements); and

    •
    litigation support involving disputes related to financial statements audited by the Company's independent auditors.

  Non-Audit Services—Prohibited

The Company's independent auditors are prohibited from providing the following types of service/engagements:

    •
    bookkeeping or other services related to the accounting records or financial statements of the audit client;

    •
    financial information systems design and implementation;

    •
    appraisal or valuation services, fairness opinions or contribution-in-kind reports;

    •
    actuarial services;

    •
    internal audit outsourcing services;

    •
    management functions or human resources;

    •
    broker or dealer, investment adviser or investment banking services; and

    •
    legal services and expert services unrelated to the audit.

  Approval Process

The Audit Committee's current meeting calendar uses the winter meeting to review and approve the audit scope concerning the audit of the Company's financial statements to be filed with the Securities and Exchange Commission, including the audit fees associated with this service. Furthermore, the fees and terms of permitted non-audit services that are recurring are approved by the Committee at its winter meeting.

        Proposals for other (i.e., non-recurring) non-audit services to be performed by the Company's independent auditors that are allowable in accordance with this Policy must be pre-approved by the Audit Committee. For such non-audit services with a cost of less than $100,000, the Chairperson of the Audit Committee can pre-approve the engagement subject to a presentation to the full Audit Committee at its next regularly scheduled meeting. For non-audit services with a cost of $100,000 or greater, the full Audit Committee is required to pre-approve the services in advance of the activity.

        The Company's Chief Financial Officer or Chief Accountant will review for compliance with this policy and obtain necessary pre-approvals.

ANNUAL REPORTS

        Copies of the Company's annual reports for the fiscal year ended August 2, 2003 are being furnished with this proxy statement to shareholders of record at the record date for the meeting, as follows: (1) the 2003 Annual Report to shareholders and (2) the Annual Report on Form 10-K, including the consolidated financial statements and footnotes, a financial schedule and a list of exhibits, as filed with the Securities and Exchange Commission. Copies of exhibits to the Form 10-K will be furnished upon written request to Diane Foster, Director of Investor Relations, Pall Corporation, 2200 Northern Boulevard, East Hills, NY 11548, fax 516-484-3677. The Company reserves the right to charge a reasonable fee for exhibits. Both of these annual reports are available on the Company's web site, www.pall.com.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        In order to be considered for inclusion in the Company's proxy statement and proxy card for the 2004 annual meeting of shareholders, any shareholder proposal must be received by the Corporate Secretary of the Company prior to June 25, 2004. In addition, the proxy card issued with the Company's proxy statement for the 2004 annual meeting will confer discretionary authority to vote for or against any proposal made by a shareholder at the annual meeting and which is not included in the Company's proxy statement. However, under the rules of the Securities and Exchange Commission, such discretionary authority may not be exercised if the shareholder proponent has given the Secretary of the Company notice of such proposal prior to September 8, 2004 and certain other conditions provided for in the Commission's rules have been satisfied.

October 23, 2003

DIRECTIONS TO ANNUAL SHAREHOLDERS' MEETING

NYC
PENN STA.
LGA
107
CEDAR SWAMP RD.
25A
295
25
25A
Exit 34.
NORTHERN BLVD.
278
495
495
Exit 26 New Hyde Pk. Rd.
NO. STATE PKWY.
QUEENS BLVD.
LIE
CROSS ISLAND PKWY.
GCP
N
VAN WYCK EXPWY.
Garden City Hotel
Stewart Ave.
MEADOWBROOK PKWY.
678
W
Exit 19N
Exit 3M,
WANTAGH PKWY.
BELT PKWY.
E
SOUTHERN STATE PKWY.
Franklin Ave.
278
S
JFK
Peninsula Blvd.
27
SUNRISE HWY.

Stewart Ave.
9th St.
Hilton Ave.
Cherry Valley Ave
Franklin Ave.
Garden City Hotel
7th St.
Garden City Station
6th St.
Rockaway Ave.
5th St.
Cathedral Ave.

For door-to-door directions, go to www.mapquest.com

The Garden City Hotel
45 Seventh Street
Garden City, NY 11530
(516) 747-3000

By Train:
Long Island Railroad, Hempstead line, to the Garden City Station. The Garden City Hotel is across the street from the station. Please contact the Long Island Railroad Information Center or go to www.lirr.org for train schedules on this date.

By Car:
From Midtown Manhattan
Take the Queens Midtown Tunnel to Route 495 (Long Island Expressway) to New Hyde Park Road South (Exit 34). Make a right off ramp to Stewart Avenue (after R.R. crossing – 2nd light). Make a left on to Stewart to the hotel.

From LaGuardia Airport
Take Grand Central Parkway (Northern State Parkway) to New Hyde Park Road South (Exit 26) to Stewart Avenue (after R.R. crossing – 2nd light). Make a left on to Stewart to the hotel.

From JFK Airport
Take Belt Parkway East to Southern State Parkway (Exit 19N). Make a right on Peninsula Boulevard. Make a left on Franklin Avenue and left on to 7th Street to the hotel.

DETACH HERE

PALL CORPORATION

Annual Meeting of Shareholders—November 19, 2003

        The undersigned hereby appoints ERIC KRASNOFF, MARCUS WILSON and HEYWOOD SHELLEY, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of the Common Stock of Pall Corporation (the "Company") which the undersigned would be entitled to vote if present at, and to act for the undersigned at, the annual meeting of shareholders of the Company to be held on Wednesday, November 19, 2003, at 11:00 a.m., local time, and at any adjournment thereof, on the matters indicated on the reverse side hereof.

        This proxy is solicited by the Board of Directors of the Company and, when properly executed, will be voted in accordance with the instructions specified on the reverse side. If your proxy is properly signed, dated and delivered but specifies no instructions, it will be voted FOR the election of all nominees for director named on the reverse side hereof (or for a substitute nominee if any of those named should become unavailable), FOR approval of the 2004 Executive Incentive Bonus Plan, FOR approval of a proposed amendment to the Company's Management Stock Purchase Plan, and FOR approval of a proposed amendment to the Company's Employee Stock Purchase Plan. On any other business which may properly come before the meeting, this proxy will be voted in accordance with the judgment of the persons named above as proxies.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign on the reverse side exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

PALL CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/pll	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark votes as in this example.

PALL CORPORATION

  1.
  Election of Directors.

    Nominees:    (01) Daniel J. Carroll, Jr., (02) Eric Krasnoff,
                           (03) Edward L. Snyder, (04) James D. Watson
                          and (05) Marcus Wilson

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominee(s) except as written above
		FOR	AGAINST	ABSTAIN
2.	Approval of the 2004 Executive Incentive Bonus Plan.	☐	☐	☐
3.	Approval of the proposed amendment to the Management Stock Purchase Plan.	☐	☐	☐
4.	Approval of the proposed amendment to the Employee Stock Purchase Plan.	☐	☐	☐
5.	The transaction of such other business as may properly come before the meeting or any adjournment thereof.
	MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD.		☐

        The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said meeting or any adjournment thereof.

Signature:	Date:	Signature:	Date:

PALL CORPORATION

2004 EXECUTIVE INCENTIVE BONUS PLAN

1.     Purpose

        This document sets forth the Pall Corporation 2004 Executive Incentive Bonus Plan as adopted by the Compensation Committee of the Board of Directors on October 16, 2003 effective for the fiscal year beginning August 3, 2003 and subsequent fiscal years, subject to approval by shareholders.

        The purpose of the Plan is to encourage greater focus on performance among the key executives of the Corporation by relating a significant portion of their total compensation to the achievement of annual financial objectives.

2.     Certain Definitions

        As used herein with initial capital letters, the following terms shall have the following meanings:

        "Average Equity" shall mean, for any Fiscal Year, the average of stockholders' equity as shown on the fiscal year-end consolidated balance sheet of the Corporation and its subsidiaries as of the end of such Fiscal Year and as of the end of the immediately preceding Fiscal Year except that the amounts shown on said balance sheets as "Accumulated other comprehensive" income or loss, as the case may be, shall be disregarded.

        "Base Salary" shall mean, with respect to any Executive and for any Fiscal Year, the annual rate of base salary in effect for the Executive as of the first day of such year or, if later, as of the first day of the Executive's Term of Employment, as determined under the Executive's Employment Agreement.

        "Board of Directors" shall mean the Board of Directors of the Corporation.

        "Bonus" shall mean the bonus payable to an Executive under this Plan for any Fiscal Year.

        "CEO" shall mean the Chief Executive Officer of the Corporation.

        "Change in Control" means the occurrence of any of the following:

  (a)
  the "Distribution Date" as defined in Section 3 of the Rights Agreement dated as of November 17, 1989 between the Corporation and United States Trust Company of New York as Rights Agent, as amended by Amendment No. 1 thereto dated April 20, 1999, and as the same may have been further amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

  (b)
  any event described in Section 11(a)(ii)(B) of the Rights Agreement; or

  (c)
  any event described in Section 13 of the Rights Agreement; or

  (d)
  the date on which the number of duly elected and qualified directors of the Corporation who were not either elected by the Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Corporation as fixed by its by-laws;

provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 6 shall exist, to the extent that the Board of Directors so determines by resolution adopted prior to the Change in Control.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Compensation Committee of the Board of Directors.

        "Corporation" shall mean Pall Corporation.

        "Covered Executive" shall mean, with respect to any Fiscal Year, each individual who is a "Covered Employee" of the Corporation for such year for the purpose of section 162(m) of the Code.

        "Employment Agreement" shall mean, with respect to any executive employee of the Corporation, an employment agreement between the Corporation and such employee which provides that the employee shall be eligible to receive annual bonuses under this Plan.

        "Executive" shall mean an executive employee of the Corporation with whom the Corporation has entered into an Employment Agreement.

        "Fiscal Year" shall mean the fiscal year of the Corporation ending on July 31, 2004, and each subsequent fiscal year of the Corporation.

        "Maximum R.O.E. Target" shall mean, for any Fiscal Year, the Return on Equity that must be achieved or exceeded in order for the Performance Percentage for the year to equal 100%, as determined by the Committee prior to the first day of such year or within such period of time thereafter as may be permitted under the regulations issued under §162(m) of the Code.

        "Minimum R.O.E. Target" shall mean, for any Fiscal Year, the Return on Equity that must be exceeded in order for any Bonus to be paid to any Executive for the year, as determined by the Committee prior to the first day of such year or within such period of time thereafter as may be permitted under the regulations issued under §162(m) of the Code.

        "Net Earnings" shall mean, for any Fiscal Year, the after-tax consolidated net earnings of the Corporation and its subsidiaries as certified by the Corporation's independent accountants for inclusion in the annual report to shareholders ("Annual Report"), adjusted so as to eliminate the effects of any decreases in or charges to earnings for (a) the effect of foreign currency exchange rates, (b) any acquisitions, divestitures, discontinuance of business operations, restructuring or any other special charges, (c) the cumulative effect of any accounting changes, and (d) any "extraordinary items" as determined under generally accepted accounting principles, to the extent such decreases or charges referred to in clauses (a) through (d) are separately disclosed in the Corporation's Annual Report for the year.

        "Plan" shall mean the Pall Corporation Executive Incentive Bonus Plan, as set forth herein and as amended from time to time.

        "Return on Equity" shall mean, for any Fiscal Year, the percentage determined by dividing the Net Earnings for the year by the Average Equity for the year.

        "Target Bonus Percentage" shall mean, with respect to any Executive, the target bonus percentage specified for such Executive in his or her Employment Agreement.

3.     Determination of Bonus Amounts

        For each Fiscal Year falling in whole or in part within an Executive's Term of Employment, as defined in his or her Employment Agreement, the Executive shall be entitled to receive a Bonus in an amount determined in accordance with the provisions of this Section 3, subject, however, to the provisions of Section 4.

        (a)   The amount of the Bonus payable to an Executive for each such Fiscal Year shall be equal to (i) the Target Bonus Percentage of the Executive's Base Salary for such year, multiplied by (ii) the Performance Percentage for such year, as determined under (b) below.

        (b)   The Performance Percentage for any Fiscal Year shall be determined in accordance with the following provisions:

    (i)
    If the Return on Equity equals or exceeds the Maximum R.O.E. Target for the year, the Performance Percentage for the year shall be 100%.

    (ii)
    If the Return on Equity equals or is less than the Minimum R.O.E. Target for the year, the Performance Percentage for the year shall be zero, and no Bonus shall be payable under the Plan for such year to any Executive.

    (iii)
    Except as other provided in (iv) below, if the Return on Equity is less than the Maximum R.O.E. Target for the year but exceeds the Minimum R.O.E. Target for the year, the Performance Percentage for the year shall be equal to the quotient resulting from dividing (A) the excess of the Return on Equity for the year over the Minimum R.O.E. Target for the year, by (B) the excess of the Maximum R.O.E. Target for the year over the Minimum R.O.E. Target for the year.

    (iv)
    At the time it establishes the Minimum and Maximum R.O.E. Targets for any Fiscal Year beginning on or after August 3, 2003, the Committee may also (A) establish one or more R.O.E. targets (each, an "Intermediate R.O.E. Target") for such year that are greater than the Minimum R.O.E. Target but less than the Maximum R.O.E. Target for such year, and

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      (B) determine the Performance Percentage that will apply if the Return on Equity exceeds the Minimum R.O.E. Target, or equals any of the Intermediate R.O.E. Targets established for such year. If one or more Intermediate R.O.E. Targets are established for any such Fiscal Year and the Return on Equity for such year exceeds the Minimum R.O.E Target or any Intermediate R.O.E Target established for the year (the "Achieved Target") but is less than the next highest Intermediate R.O.E Target established for the year (the "Next Highest Target"), the Performance Percentage for such year shall be equal to the Performance Percentage that would apply if the Return on Equity were equal to the Achieved Target, plus the percentage resulting from multiplying (1) the excess of the Performance Percentage that would apply if the Return on Equity were equal to the Next Highest Target, over the Performance Percentage that would apply if the Return on Equity were equal to the Achieved Target, by (2) the percentage resulting from dividing (x) the excess of the Return on Equity over the Achieved Target, by (y) the excess of the Next Highest Target over the Achieved Target. If the Return on Equity for the year exceeds the highest Intermediate R.O.E. Target for the year but is less than the Maximum R.O.E. Target for the year, the Performance Percentage for the year shall be determined in the manner described in the preceding sentence but for this purpose, the Maximum R.O.E. Target for the year shall be treated as the Next Highest Target for the year.

        (c)   If an Executive's Term of Employment commences after the start of a Fiscal Year, or ends prior to the close of a Fiscal Year, the amount of the Bonus payable to the Executive for the Fiscal Year in which the Executive's Term of Employment commences, or for the Fiscal Year in which the Executive's Term of Employment ends, as determined in accordance with the other applicable provisions of the Plan, shall be prorated on the basis of the number of days of such Fiscal Year that fall within the Executive's Term of Employment; provided, however, that (i) if an Executive's Term of Employment ends within 5 days prior to the close of a Fiscal Year, there shall be no proration and the Executive shall be entitled to receive the entire amount of the Bonus payable to the Executive for such year, as determined in accordance with such other provisions, and (ii) if the Executive's Term of Employment ends within 5 days following the start of a Fiscal Year, the Executive shall not be entitled to receive any Bonus with respect to such Fiscal Year.

4.     Adjustment of and Limitation on Bonus Amounts

        The amount of the Bonus otherwise payable to an Executive for any Fiscal Year in accordance with Section 3 shall be subject to the following adjustments and limitation:

        (a)   The Committee may, in its discretion, reduce the amount of the Bonus otherwise payable to any Executive in accordance with Section 3, (i) to reflect any decreases in or charges to earnings that were not taken into account in determining Net Earnings for the year pursuant to clause (a), (b), (c) or (d) contained in the definition of such term in Section 2, (ii) to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining Net Earnings for the year, (iii) to reflect the Committee's evaluation of the Executive's individual performance, or (iv) to reflect any other events, circumstances or factors which the Committee believes to be appropriate in determining the amount of the Bonus to be paid to the Executive for the year.

        (b)   The Committee may, in its discretion, increase the amount of the Bonus otherwise payable to any Executive who is not a Covered Executive, as determined under Section 3, to reflect the Committee's evaluation of the Executive's individual performance, or to reflect such other circumstances or factors as the Committee believes to be appropriate in determining the amount of the Bonus to be paid to the Executive for the year. The Committee shall not have any discretion to increase the amount of the Bonus payable to any Covered Executive for the year, as determined under Section 3.

        (c)   Notwithstanding any other provision herein to the contrary, the amount of the Bonus otherwise payable to any Executive for any Fiscal Year beginning on or after August 3, 2003, shall not exceed the lesser of (i) $2.0 million and (ii) 150% of the Executive's Base Salary for such Fiscal Year.

5.     Payment of Bonuses

        The Bonus payable to an Executive for any Fiscal Year shall be paid in accordance with the following provisions:

        (a)   Except as otherwise provided in (b) or (c) below,

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    (i)
    if the Executive is not a Covered Executive for such year, not less than 50% of the estimated amount of the Executive's Bonus shall be paid to the Executive on such date in September next following the close of such year as the Committee in its discretion shall determine (the first "Bonus Payment Date"), and any remaining amount of the Executive's Bonus shall be paid to the Executive by no later than January 15 next following the close of such year;

    (ii)
    if the Executive is a Covered Executive for such year, not less than 50% of the amount of the Executive's Bonus shall be paid to the Executive as soon as practicable after the Committee has certified in writing that all conditions for the payment of such Bonus to the Executive for such year have been satisfied, and any remaining amount of the Executive's Bonus shall be paid to the Executive by no later than January 15 next following the close of such year;

    (iii)
    each amount payable to an Executive under (i) and (ii) above, reduced by the amount of all federal, state and local taxes required by law to be withheld therefrom, shall be paid to the Executive in the form of a single lump sum cash payment.

        (b)   To the extent that an Executive has elected under the applicable provisions of the Pall Corporation Management Stock Purchase Plan (the "MSPP") to have any part of the Bonus payable to the Executive for any Fiscal Year paid in the form of Restricted Units to be credited to the Executive's account under the MSPP, no cash payments shall be made to the Executive pursuant to (a) above with respect to the part of the Executive Bonus that is subject to such election, and the obligation of the Corporation under this Plan with respect to payment of such part of the Executive's Bonus shall be fully discharged upon the crediting of Restricted Units to the Executive's account under the MSPP in accordance with the applicable provisions of such Plan.

        (c)   To the extent that an Executive has elected under the applicable provisions of the Pall Corporation Profit-Sharing Plan (the "Profit-Sharing Plan") to have any part of the Bonus payable to the Executive for any Fiscal Year reduced, and to have an amount equal to such part of the Executive's Bonus contributed to the Profit-Sharing Plan as a 401(k) Contribution on the Executive's behalf, an amount equal to such part of the Executive's Bonus shall be contributed to the Profit-Sharing Plan on behalf of the Executive, and thereupon, the obligation of the Corporation under this Plan with respect to payment of such part of the Executive's Bonus shall be fully discharged. However, no such contribution shall be made to the extent it would cause any limitation applicable under the 401(k) Plan to be exceeded.

6.     Change in Control

        Notwithstanding any other provision in the Plan to the contrary (but subject to the "provided, however" clause contained in the definition of "Change in Control" in Section 2), upon the occurrence of a Change in Control, the following provisions shall apply.

        (a)   The amount of the Bonus payable to any Executive for the Fiscal Year in which a Change in Control occurs shall be at least equal to the Target Bonus Percentage of the Executive's Base Salary for such year or, in the case of any Executive whose Term of Employment commences after the start of such year or ends prior to the close of such year, a pro rata portion thereof determined on the basis of the number of days of such Fiscal Year that fall within the Executive's Term of Employment.

        (b)   Each Executive whose Term of Employment has not ended prior to the occurrence of a Change in Control shall be entitled to receive a Bonus for each Contract Year (as defined in the Executive's Employment Agreement) that falls in whole or in part within the Executive's Term of Employment and that ends after the Fiscal Year in which the Change in Control occurs. The amount of the Bonus payable to the Executive for each such Contract Year shall be at least equal to the Target Bonus Percentage of the Executive's Base Salary for such Contract Year or, in the case of any Executive whose Term of Employment ends after the start of such Contract Year but prior to the close of such year, a pro rata portion thereof determined on the basis of the number of days of such Contract Year that fall within the Executive's Term of Employment.

        (c)   The entire amount of the Bonus payable to an Executive for any Fiscal Year or Contract Year pursuant to (a) or (b) above, reduced by the amount of all federal, state and local taxes required to be withheld therefrom, shall be paid to the Executive in a single cash lump sum as soon as practicable after the close of such Fiscal Year or Contract Year.

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7.     Rights of Executives

        An Executive's rights and interests under the Plan shall be subject to the following provisions:

        (a)   An Executive's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive.

        (b)   Neither the Plan nor any action taken hereunder shall be construed as giving any Executive any right to be retained in the employment of the Corporation or any of its subsidiaries.

8.     Administration

        The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish from time to time guidelines or regulations for the administration of the Plan, interpret the Plan, and make all determinations considered necessary or advisable for the administration of the Plan.

        The Committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers of the Corporation.

        All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties. Notwithstanding the foregoing, any determination made by the Committee after the occurrence of a Change in Control that denies in whole or in part any claim made by any individual for benefits under the Plan shall be subject to judicial review, under a "de novo", rather than a deferential standard.

9.     Amendment or Termination

        The Board of Directors may, (acting by the Committee if the by-laws of the Corporation so provide), with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (a) no amendment, suspension or termination of the Plan shall adversely affect the rights of any Executive with respect to any Bonus that has become payable to the Executive under the Plan, without his or her written consent, and (b) following a Change in Control, no amendment to Section 6, and no termination of the Plan, shall be effective if such amendment or termination adversely affects the rights of any Executive under the Plan.

10.   Successor Corporation

        The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Executives' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11.   Governing Law

        The Plan shall be governed by and construed in accordance with the laws of the State of New York.

12.   Effective Date

        The Plan was adopted by the Committee, on October 16, 2003 effective for the Fiscal Year beginning August 3, 2003, subject, however, to approval by the shareholders of the Corporation at the 2003 annual meeting of the shareholders, including any adjournment thereof.

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PALL CORPORATION

MANAGEMENT STOCK PURCHASE PLAN

1.     Purpose.

        This document sets forth the Pall Corporation Management Stock Purchase Plan as adopted effective June 29, 1999 and amended effective October 1, 1999, January 19, 2000, March 28, 2001, July 16, 2002, January 30, 2003 and October 16, 2003.

        The purpose of the Plan is to encourage key employees of the Corporation and its Affiliated Companies to increase their ownership of shares of the Corporation's Common Stock by providing such employees with an opportunity to elect to have portions of their total annual compensation paid in the form of Restricted Units, and to have additional matching Restricted Units credited with respect thereto.

        The Plan also provides certain employees with an opportunity to elect to defer payment with respect to the Restricted Units credited to them that become vested. With respect to these provisions, the Plan is intended to constitute an unfunded plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2.     Definitions.

        As used herein, the following terms shall have the following meanings:

        "Account" and "Subaccount" shall mean, respectively, the account, and each Subaccount within such Account, that is established for a Participant pursuant to Section 8.

        "Affiliated Companies" shall mean each direct or indirect subsidiary of the Corporation.

        "Beneficiary" shall mean the person or persons designated by a Participant in accordance with Section 12 to receive any payment that is required to be made under the Plan upon the Participant's death.

        "Board of Directors" shall mean the Board of Directors of the Corporation.

        "Bonus" shall mean, with respect to any Eligible Employee for any Plan Year, the Bonus payable to such Eligible Employee during such year under the Corporation's Executive Incentive Bonus Plan, or, if applicable, under the terms of the Eligible Employee's employment agreement with the Corporation, or under any other plan, program or arrangement of annual incentive compensation maintained by the Corporation or any of its Affiliated Companies.

        "Bonus Payment Date" shall mean each date on which Bonus payments are made under the Corporation's Executive Incentive Bonus Plan.

        "Business Day" shall mean any day on which the Corporation's principal office in the U.S. is open for business.

        "CEO" shall mean the Chief Executive Officer of the Corporation.

        "Change in Control" means the occurrence of any of the following:

    (a)
    the "Distribution Date" as defined in Section 3 of the Rights Agreement dated as of November 17, 1989 between the Corporation and United States Trust Company of New York, as Rights Agent as amended by Amendment No. 1 dated as of April 20, 1999 and as the same may have been further amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

    (b)
    any event described in Section 11(a)(ii)(B) of the Rights Agreement; or

    (c)
    any event described in Section 13 of the Rights Agreement; or

    (d)
    the date on which the number of duly elected and qualified directors of the Corporation who were not either elected by the Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Corporation as fixed by its by-laws;

        provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 6 shall exist, to the extent that the Board of Directors so determines by resolution adopted prior to the Change in Control.

        "Closing Price" shall mean, as of any date, the closing price of a share of Common Stock as reported on the New York Stock Exchange Composite Tape for such date.

        "Committee" shall mean the CEO and such other officers of the Corporation as the CEO in his discretion may appoint from time to time. The CEO shall have the power to remove any other member of the Committee at any time.

        "Common Stock" shall mean the shares of common stock ($0.10 par value) of the Corporation.

        "Compensation Committee" shall mean the Compensation Committee of the Board of Directors.

        "Corporation" shall mean Pall Corporation.

        "Crediting Date" shall mean, with respect to any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for a Participant under Section 8, the date as of which Restricted Units, or Matching Restricted Units, were first credited to such Subaccount pursuant to Section 5(a), (b), (c), (d), or (e).

        "Deferred Vested Units" shall mean Vested Units with respect to which the Participant has elected to defer payment in accordance with the provisions of Section 7(d) hereof.

        "Dividend Equivalent Units" shall mean additional Restricted Units or additional Deferred Vested Units credited to a Participant's Account pursuant to Section 5(f) or Section 7(d)(vi).

        "Dividend Payment Date" shall mean each date on which the Corporation pays a dividend on its Common Stock.

        "Eligible Employee" shall mean, with respect to any Plan Year, any Employee who has been designated under Section 4 as eligible to be credited with Restricted Units for such Plan Year.

        "Employee" shall mean any person employed by the Corporation or any of its Affiliated Companies.

        "Involuntary Termination" shall mean the termination of a Participant's employment with the Corporation and all of its Affiliated Companies by the Corporation, or by any of its Affiliated Companies, for any reason other than for disability or for cause.

        "Matching Restricted Units" shall mean Restricted Units that are credited to a Participant's Account pursuant to Section 5(e), to match Restricted Units that are credited to the Participant's Account under Section 5(b), (c) or (d).

        "Participant" shall mean any Employee for whom an Account has been established, and is being maintained, pursuant to Section 8 hereof.

        "Plan" shall mean the Pall Corporation Management Stock Purchase Plan as set forth herein and as amended from time to time.

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        "Plan Year" shall mean the period beginning on August 1 of each calendar year and ending on July 31 of the following calendar year.

        "Restricted Unit" shall mean a Unit credited to a Participant pursuant to Section 5 that has not yet become vested in accordance with the provisions of Section 6.

        "Retirement" shall mean the termination of a Participant's employment with the Corporation and all of its Affiliated Companies, if at the time of such termination of employment the Participant has attained age 62 and is eligible to receive (i) a Retirement Benefit under Section 3.1, 3.2 or 3.3 of the Pall Corporation Pension Plan or (ii), in the case of any Participant who is not a resident of the U.S., a similar type of benefit under any plan or program maintained by the Corporation or any of its Affiliated Companies (or to which the Corporation or any of its Affiliated Companies makes contributions) that provides benefits to Employees upon their retirement.

        "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

        "Unit" shall mean a unit of measurement equivalent to one share of Common Stock, with none of the attendant rights of a shareholder of such share, including, without limitation, the right to vote such share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

        "Vested Unit" shall mean a Unit credited to a Participant pursuant to Section 5 that has become vested in accordance with the provisions of Section 6.

        "Vesting Date" shall mean, with respect to any Restricted Units credited to a Participant's Account, the date on which such Restricted Units become vested in accordance with the provisions of Section 6.

3.     Maximum Number of Shares of Common Stock Available.

        The number of shares of Common Stock that may be distributed with respect to Restricted Units and Deferred Vested Units credited to Participants under the Plan, (including Dividend Equivalent Units credited with respect to such Units) shall be limited to 2,000,000 shares of Common Stock. If any Restricted Units initially credited to a Participant shall be forfeited, the number of shares of Common Stock no longer payable with respect to the Restricted Units so forfeited shall thereupon be released and shall thereafter be available for the crediting of new Restricted Units under the Plan. The limitation provided under this Section 3 shall be subject to adjustment as provided in Section 9.

        The shares of Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation at such time or times and in such manner as it may determine. The Corporation shall be under no obligations to acquire shares of Common Stock for distribution to Participants before payment in Common Stock is due.

4.     Eligibility.

        An Employee shall be eligible to be credited with Restricted Units under Section 5 during any Plan Year only if he or she has been designated by the Compensation Committee as an Eligible Employee with respect to such year.

        Upon the recommendation of the CEO, the Compensation Committee may select as an Eligible Employee for any Plan Year any Employee who is expected to make significant contributions during the course of such year to the success of the Corporation and its Affiliated Companies and to the growth of their businesses.

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        Any person who has been selected as an Eligible Employee for any Plan Year shall continue to be an Eligible Employee in the Plan for each subsequent Plan Year during the period of his or her employment, subject, however, to the Compensation Committee's right to terminate such individual's eligibility effective beginning as of the first base salary payment date or, if earlier, the first Bonus Payment Date occurring after the date on which the Compensation Committee makes its determination to terminate such individual's eligibility.

5.     Crediting of Restricted Units.

        For each Plan Year, Eligible Employees shall be credited with Restricted Units in accordance with the following provisions:

        (a)   Initial Award Units. Each Employee who is an Eligible Employee for the Plan Year that begins on August 1, 1999 shall be credited as of such date with such number of Restricted Units as the Compensation Committee in its sole discretion may determine for such Employee. To the extent that the Compensation Committee in its sole discretion so determines, any Employee who is designated as an Eligible Employee at any time after August 1, 1999 shall be credited, as of the date specified by the Compensation Committee in such determination, with such number of Restricted Units as the Compensation Committee may determine for such Employee.

        (b)   Bonus Units. Each Employee who is an Eligible Employee for any Plan Year beginning on or after August 1, 1999 may elect to have any part or all of any Bonus that may become payable to the Participant during such year paid in the form of Restricted Units that will be credited to his or her Account hereunder and distributed in accordance with the provisions of this Plan, instead of being paid to the Eligible Employee in cash. If an Eligible Employee has so elected, the Eligible Employee's Account shall be credited on the first Bonus Payment Date during such year with a number of Restricted Units determined by dividing (i) the total amount of the portion of the Eligible Employee's Bonus payable during such year which the Eligible Employee elected to have paid in the form of Restricted Units, by (ii) the Closing Price of a share of Common Stock on such Bonus Payment Date or, if such date is not a Trading Day, on the next following day that is a Trading Day. In the event that an Eligible Employee's Bonus is payable in a unit of currency other than U.S. dollars, the portion of the bonus which the Eligible Employee has elected to have paid in the form of Restricted Units shall be converted to U.S. dollars on the Crediting Date (the first Bonus Payment Date during the Plan Year in which such Bonus is payable) at a rate equal to the exchange rate of such currency and U.S. dollars on such Crediting Date as reported in The Wall Street Journal in its issue following the Crediting Date.

        (c)   Base Salary Units. Each Employee who is an Eligible Employee for any Plan Year beginning on or after August 1, 1999 may elect to have up to 50% of the amount of the base salary otherwise payable to the Eligible Employee on each payday during such year paid in the form of Restricted Units that will be credited to his or her Account hereunder and distributed in accordance with the provisions of this Plan, instead of being paid to the Eligible Employee in cash. If an Eligible Employee has so elected, the amount specified in such election shall be withheld from the payment of base salary otherwise required to be made to the Eligible Employee on each payday during such year, and the Eligible Employee's Account shall be credited on January 31 and on July 31 of such year, with a number of Restricted Units determined by dividing (i) the aggregate amount so withheld from the start of such year, in the case of the Restricted Units to be credited on January 31, or from January 31, in the case of the Restricted Units to be credited on July 31, by (ii) the Closing Price of a share of Common Stock on the applicable crediting date or, if such date is not a Trading Day, on the next following day that is a Trading Day. In the event that an Eligible Employee's base salary is payable in a unit of currency other than U.S. dollars, the aggregate amount withheld shall be converted to U.S. dollars on the January 31 or July 31 Crediting Date, as the case may be, at a rate equal to the exchange rate of such currency and U.S. dollars on such Crediting Date as reported in The Wall Street Journal in its issue following the Crediting Date.

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        (d)   Cash Payment Units. Each Employee who is an Eligible Employee for any Plan Year beginning on or after August 1, 1999 may make a direct cash payment to the Corporation at least seven days prior to (i) the first Bonus Payment Date during such Plan Year and/or (ii) January 31 of such Plan Year. The Crediting Dates with respect to such direct cash payments shall be (i) the first Bonus Payment Date of the Plan Year with respect to cash payments made at least seven days prior to such Bonus Payment Date and (ii) January 31 with respect to cash payments made at least seven days prior to that date. In consideration of any such cash payment, the Eligible Employee shall have his or her Account credited, on the relevant Crediting Date, with a number of Restricted Units determined by dividing (i) the amount of such cash payment by (ii) the Closing Price of a share of Common Stock on such Crediting Date or, if such date is not a Trading Day, on the next following day that is a Trading Day. In the event that an Eligible Employee's direct cash payment is made in a unit of currency other than U.S. dollars, the amount of such payment shall be converted to U.S. dollars on the relevant Crediting Date, at a rate equal to the exchange rate of such currency and U.S. dollars on such Crediting Date as reported in The Wall Street Journal in its issue following the Crediting Date.

        The aggregate amount of the direct cash payments that an Eligible Employee may make under this Section 5(d) during any Plan Year shall not exceed the sum of (x) the amount by which 50% of the Eligible Employee's base salary for such year exceeds the portion thereof which the Eligible Employee has elected under Section 5(c) to have paid in the form of Restricted Units, plus (y) the amount by which the Bonus payable to the Eligible Employee during such Plan Year exceeds the portion thereof which the Eligible Employee elected under Section 5(b) to have paid in the form of Restricted Units.

        (e)   Matching Units. On each date on which any Restricted Units are credited to an Eligible Employee's Account pursuant to the provisions of paragraphs (b), (c) or (d) of this Section 5, there shall also be credited to the Eligible Employee's Account on that date a number of Matching Restricted Units equal to (i) 50% of the number of Restricted Units credited on such date, in the case of Restricted Units credited during the Plan Year beginning on August 1, 1999, (ii) 33% of the number of Restricted Units credited on such date, in the case of Restricted Units credited during each Plan Year beginning on or after August 1, 2000, through and including the Plan Year beginning on August 1, 2002, and (iii) 50% of the number of Restricted Units credited on such date, in the case of Restricted Units credited during each Plan Year beginning on or after August 1, 2003.

        (f)    Dividend Equivalents. Until the Vesting Date for the Restricted Units that have been credited to a Participant's Account pursuant to paragraphs (a), (b), (c), (d) and (e) of this Section 5, additional Restricted Units shall be credited to the Participant's Account, with respect to the Restricted Units so credited, as of each Dividend Payment Date. The number of additional Restricted Units to be so credited shall be determined separately for each Initial Award Restricted Unit Subaccount, for each Purchased Restricted Unit Subaccount, and for each Matching Restricted Unit Subaccount, maintained for a Participant pursuant to Section 8. The number of additional Restricted Units to be credited to each such Subaccount shall be determined by first multiplying (A) the total number of Restricted Units standing to the Participant's credit in such Subaccount on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such Subaccount on all previous Dividend Payment Dates), by (B) the per-share dollar amount of the dividend paid on such Dividend Payment Date and then, dividing the resulting amount by the Closing Price of one share of Common Stock on such Dividend Payment Date.

        (g)   Election Procedures. Any election made by an Eligible Employee under paragraph (b) or (c) of this Section 5 shall be made in accordance with, and shall be subject to, the provisions set forth below.

    (i)
    any such election shall be made in writing, on a form furnished to the Eligible Employee for such purpose by the Committee and filed by the Eligible Employee with the Committee.

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    (ii)
    An election under Section 5(b) with respect to the Bonus payable to an Eligible Employee during the Plan Year beginning on August 1, 1999 shall be made by no later than July 23, 1999. An election under Section 5(b) with respect to the Bonus payable to an Eligible Employee during any Plan Year beginning on or after August 1, 2000 shall be made by no later than April 30 of the immediately preceding Plan Year. An election under Section 5(c) with respect to the base salary payable to an Eligible Employee during any Plan Year shall be made on or prior to the last Business Day preceding the start of such Plan Year. Notwithstanding the foregoing, any Employee who is hired after the start of a Plan Year but who is designated under Section 4 as an Eligible Employee for such year may make election under Section 5(c) with respect to his or her base salary for such year at any time during the 30-day period commencing on his or her date of hire; provided, however, that any election so made shall be effective only with respect to base salary payable to the Eligible Employee for periods of service beginning after the date on which he or she files such election with the Committee.

    (iii)
    In his or her election form, the Eligible Employee shall specify, by dollar amount (which shall be an even multiple of $100) or by percentage (which shall be an even multiple of 1%), the portion of his or her Bonus and/or base salary that the Eligible Employee wishes to have paid in the form of Restricted Units credited to his or her Account, instead of in cash. The dollar amount or percentage so specified shall be at least equal to any minimum amount or percentage which the Committee in its discretion may have determined to be applicable to elections under Section 5(b) and/or Section 5(c) for the Plan Year.

    (iv)
    Any election made under Section 5(b) or (c) for any Plan Year shall be irrevocable.

        (h)   Other Election Rules. Elections made under Section 5(b) or (c) shall be subject to the following rules:

    (i)
    If an Eligible Employee who has made an election under Section 5(b) with respect to the Bonus payable to the Eligible Employee during any Plan Year terminates employment with the Company and all of its Affiliated Companies for any reason prior to any Bonus Payment Date for such Bonus but is nevertheless entitled to receive a Bonus payment on such date, the portion of such payment that is otherwise required to be paid by means of the crediting of Restricted Units to the Eligible Employee's Account pursuant to his or her election under Section 5(b) shall not be paid in such form, but shall be paid instead in the form of a single lump sum cash payment. Such payment shall be made as soon as practicable after such Bonus Payment Date.

    (ii)
    If an Eligible Employee who has made an election under Section 5(c) with respect to the base salary payable to the Eligible Employee during any Plan Year terminates employment with the Company and all of its Affiliated Companies for any reason prior to any date on which Restricted Units are to be credited to his or her Account with respect to amounts withheld from his or her base salary pursuant to such election, no Restricted Units shall be so credited on such date but instead, the aggregate amount so withheld as of the date of the Eligible Employee's termination of employment shall be paid to the Eligible Employee, without interest thereon, in a single lump sum cash payment. Payment shall be made on such termination date, or as soon thereafter as is practicable.

    (iii)
    Any election made by an Eligible Employee under Section 5(b) or (c) shall not be given effect if, at any time during the 12-month period ending on the date as of which any Restricted Units are otherwise required to be credited to his or her Account pursuant to such election, the Eligible Employee received a hardship withdrawal under Section 7.2 of the Pall Corporation Profit-Sharing Plan.

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6.     Vesting of Units.

        Restricted Units credited to a Participant's Account, and Dividend Equivalent Units credited with respect thereto, shall become vested in accordance with the provisions set forth below.

        (a)   All Restricted Units standing to a Participant's credit in any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for the Participant under Section 8 (including, in each case, all such Units that are Dividend Equivalent Units) shall become vested on the earliest to occur of the following dates:

    (i)
    the third anniversary of the Crediting Date for any such Subaccount with a Crediting Date on or before July 31, 2003,

    (ii)
    the fourth anniversary of the Crediting Date for any such Subaccount with a Crediting Date after July 31, 2003,

    (iii)
    the date of the Participant's death,

    (iv)
    the date as of which the Participant first incurs a disability that entitles the Participant to a Social Security certificate of disability award under the Federal Social Security Act, or

    (v)
    the date on which a Change in Control occurs.

        (b)   If a Participant's employment with the Corporation and all of its Affiliated Companies terminates as a result of Retirement or Involuntary Termination prior to the third anniversary of a Crediting Date occurring on or before July 31, 2003, or prior to the fourth anniversary of a Crediting Date occurring after July 31, 2003, for any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for the Participant under Section 8 and prior to the occurrence of a Change in Control, as of the date of such termination of the Participant's employment

    (i)
    all Units in any such Purchased Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units), shall become vested;

    (ii)
    the Earned Portion (as defined below) of all Units in any such Initial Award Restricted Unit Subaccount and in any such Matching Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units), shall become vested; and

    (iii)
    the Unearned Portion (as defined below) of all Units in any such Initial Award Restricted Unit Subaccount and in any such Matching Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units) shall be forfeited, and the Participant shall have no further rights with respect thereto.

        For purposes of the foregoing, the "Earned Portion" of the Units in any Initial Award Restricted Unit Subaccount and in any Matching Restricted Unit Subaccount maintained for a Participant shall mean the percentage of such Units determined (A) by dividing by 36 the number of months in the period beginning on the Crediting Date for such Subaccount (if such Crediting Date is on or before July 31, 2003) and ending on the date of the Participant's termination of employment, or (B) by dividing by 48 the number of months in the period beginning on the Crediting Date for such Subaccount (if such Crediting Date is after July 31, 2003) and ending on the date of the Participant's termination of employment, in either case (A) or (B) with any fraction of a month included in such period treated as a full month; and the "Unearned Portion" of the Units in any such Subaccount shall mean the percentage of such Units determined by subtracting from 100% the Earned Portion of such Units, as determined under the preceding clause.

        (c)   If a Participant's employment with the Corporation and all of its Affiliated Companies terminates for any reason other than death, disability, Retirement or Involuntary Termination prior to the third anniversary of a Crediting Date occurring on or before July 31, 2003, or prior to the fourth

7

anniversary of a Crediting Date occurring after July 31, 2003, for any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for the Participant under Section 8 and prior to the occurrence of a Change in Control, upon such termination of the Participant's employment

    (i)
    all Units in any such Initial Award Restricted Unit Subaccount and in any such Matching Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units), shall be forfeited, and the Participant shall have no further rights with respect thereto; and

    (ii)
    all Units in any such Purchased Restricted Unit Subaccount shall become vested.

7.     Payment for Vested Units.

        Payment with respect to a Participant's Vested Units shall be made in accordance with the provisions set forth below.

        (a)   Time for Payment. Payment with respect to a Participant's Vested Units shall be made to the Participant or, in the event of the Participant's death, to his or her Beneficiary, as soon as practicable after the Vesting Date for such Units, except as otherwise provided in paragraph (d) below.

        (b)   Form of Payment. Except as provided in paragraph (c) below, payment to be made in accordance with paragraph (a) above with respect to all Restricted Units that have become vested on any Vesting Date shall be made in the form of a single lump sum payment consisting of (i) a number of shares of Common Stock equal to the total number of whole Restricted Units that have become vested on such Vesting Date, and (ii) a cash payment for any fractional part of a Restricted Unit that has become vested on such Vesting Date. The amount of such cash payment shall be determined by multiplying such fractional part by the Closing Price of a share of Common Stock on the first Trading Day preceding the date of payment.

        (c)   Payment on Termination. Payment to be made in accordance with paragraph (a) above with respect to all Restricted Units that have become vested pursuant to Section 6(c)(ii) on any Vesting Date shall be made by the issuance of a number of shares of Common Stock determined by dividing the lesser of (x) the aggregate value of such Units determined by multiplying the number of such Units by the Closing Price of a share of Common Stock on the date or dates as of which such Units were credited to the Participant's Account, or (y) the aggregate value of such Units determined by multiplying the number of such Units by the Closing Price of a share of Common Stock on such Vesting Date, by (z) the Closing Price of a share of Common Stock on such Vesting Date. If such Vesting Date was not a Trading Day, the Closing Price of a share of Common Stock on the first Trading Day following such Vesting Date shall be used for purposes of the preceding sentence. If the number of shares of Common Stock determined in accordance with the provisions of the second preceding sentence includes a fractional part of a share, payment with respect to such fractional part shall be made in cash, in an amount determined by multiplying such fractional part by the Closing Price of a share of Common Stock on the first Trading Day preceding the date of payment.

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        (d)   Deferred Payment. Subject to the provisions of paragraph (e) below, payment with respect to part or all of a Participant's Restricted Units that become vested on any Vesting Date pursuant to Section 6(a)(i) shall be deferred, and shall be made at the time and in the manner hereinafter set forth, if the Participant so elects in accordance with the following provisions:

    (i)
    An election by the Participant hereunder with respect to any Restricted Units that become vested on any Vesting Date shall be made in writing, on a form furnished to the Participant for such purpose by the Committee. The form shall be filed with the Committee at least one year prior to such Vesting Date, provided, however, that in the case of Units that vest on July 31, 2003 or August 24, 2003, the deferral election form may be filed with the Committee until, but not later than, February 14, 2003.

    (ii)
    In the Participant's election form, the Participant shall specify the number of such Restricted Units with respect to which the Participant wishes to defer payment, and the date on which payment with respect to such Units shall be made (the "Payment Date").

    (iii)
    The Participant may select, as the Payment Date for such Units, the first Business Day of any of the following: (A) the third calendar year following the calendar year in which the Vesting Date for such Units occurs, or any later calendar month; (B) the calendar year following the date on which the Participant's employment with the Corporation or any of its Affiliated Companies terminates for any reason; or (C) the earlier of (x) any calendar year or month selected by the Participant which is a year or month permitted to be selected under clause (A) of this sentence, or (y) the calendar year referred to in clause (B).

    (iv)
    Any election made hereunder by the Participant shall be irrevocable.

    (v)
    As of the Vesting Date for any Restricted Units covered by a deferral election made by a Participant hereunder, the number of such Units shall be transferred from the Restricted Unit Subaccount or Matching Restricted Unit Subaccount in which such Units were recorded to the appropriate Deferred Vested Unit Subaccount established for the Participant under Section 8.

    (vi)
    Until payment has been made with respect to all of the Units in any Deferred Vested Unit Subaccount maintained for the Participant under Section 8, there shall be credited to each such Subaccount, as of each Dividend Payment Date, a number of additional Deferred Vested Units determined by first multiplying (A) the total number of Deferred Vested Units standing to the Participant's credit in such Subaccount on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such Subaccount on all previous Dividend Payment Dates), by (B) the per-share dollar amount of the dividend paid on such Dividend Payment Date and then, dividing the resulting amount by the Closing Price of one share of Common Stock on such Dividend Payment Date.

    (vii)
    Except as provided in subparagraph (viii) below, payment with respect to the Deferred Vested Units in any Deferred Vested Unit Subaccount maintained for the Participant shall be made on the Payment Date specified by the Participant in his or her deferral election with respect to such Units. Payment with respect to the Deferred Vested Units payable on any Payment Date shall be made (A) by the issuance of one share of Common Stock for each whole Deferred Vested Unit payable on such Payment Date, and (B) by a cash payment for any fractional part of a Deferred Vested Unit payable on such Payment Date. The amount of such cash payment shall be determined by multiplying such fractional part by the Closing Price of a share of Common Stock on the first Trading Day preceding the date of payment.

    (viii)
    Notwithstanding any other provision in this Section 7 to the contrary, payment with respect to any part or all of any Deferred Vested Unit Subaccount maintained for a Participant may be made to the Participant on any date earlier than the Payment Date specified by the Participant in his deferral election for such Units if (A) the Participant requests such early payment and (B) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal income tax regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.

9

        (e)   Limitations on Deferrals. A deferral election otherwise permitted to be made under paragraph (d) above shall be subject to the following limitations:

    (i)
    The Committee may deny any Participant the right to make such election if it determines, in its sole discretion, that such deferral election by the Participant might cause the Plan to fail to be treated as a plan of deferred compensation "for a select group of management or highly compensated employees" for purposes of ERISA.

    (ii)
    If a Change in Control should occur after the date on which the Participant's election form is filed with the Committee but before the date that otherwise would have been the Vesting Date under Section 6(a)(i) for the Units designated in such form, the Participant's deferral election shall not be given effect, and payment with respect to such Units shall be made in accordance with the other applicable provisions of this Section 7.

    (iii)
    No deferral election shall be effective hereunder if, at any time during the 12-month period ending on the Vesting Date, the Participant received a hardship withdrawal under Section 7.2 of the Pall Corporation Profit-Sharing Plan.

    (iv)
    No amount may be deferred with respect to the Participant's Vested Units pursuant to a Participant's deferral election hereunder to the extent that any tax is required to be withheld with respect to such amount pursuant to applicable federal, state or local law.

8.     Accounts.

        There shall be established on the books and records of the Corporation, for bookkeeping purposes only, a separate Account for each Participant, to reflect the Participant's interest under the Plan.

        Within each Account so established for each Participant there shall be established and maintained the following Subaccounts: an "Initial Award Restricted Unit Subaccount" to reflect all Restricted Units to be credited to the Participant's Account on any Crediting Date pursuant to Section 5(a); a "Purchased Restricted Unit Subaccount" to reflect all Restricted Units to be credited to the Participant's account on any Crediting Date pursuant to Section 5(b), (c) or (d); a "Matching Restricted Unit Subaccount" to reflect all Matching Restricted Units to be credited to the Participant's Account on any Crediting Date pursuant to Section 5(e); and a "Deferred Vested Unit Subaccount" to reflect all Vested Units with respect to which a Participant has elected to defer payment, and for which the Participant has selected the same Payment Date, pursuant to Section 7(d).

        A Participant's Account and Subaccounts shall be adjusted from time to time to reflect all Dividend Equivalent Units to be credited thereto pursuant to Section 5(f) and Section 7(d)(vi), all payments made with respect to the Units reflected therein pursuant to Section 7, and, in the case of any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for a Participant, any forfeitures of Units reflected therein pursuant to Section 6.

        A Participant's interest in any Deferred Vested Unit Subaccount maintained for the Participant shall be fully vested and nonforfeitable at all times.

9.     Certain Adjustments to Plan Shares.

        In the event of any change in the shares of Common Stock by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase shares of Common Stock at a price substantially below fair market value, or any similar change affecting the shares of Common Stock, the number and kind of shares represented by Units credited to Participants' Accounts shall be appropriately adjusted consistent with such change in such manner as the Compensation Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.

10.   Listing and Qualification of Common Stock.

        The Corporation, in its discretion, may postpone the issuance, delivery, or distribution of shares of Common Stock with respect to any Vested Units until completion of such stock exchange listing or other

10

qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant or Beneficiary to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

11.   Taxes.

        The Corporation or any of its Affiliated Companies may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to any payments to be made under the Plan including, but not limited to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant or Beneficiary, and/or (ii) requiring a Participant or Beneficiary to pay to the Corporation or any of its Affiliated Companies the amount so required to be withheld as a condition of the issuance, delivery, or distribution of any shares of Common Stock. With the approval of the Compensation Committee, the Committee may permit such amount to be paid in shares of Common Stock previously owned by the Participant, or a portion of the shares of Common Stock that otherwise would be distributed to such Participant in respect to his or her Vested Units, or a combination of cash and shares of Common Shares.

12.   Designation and Change of Beneficiary.

        Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount, or any shares of Common Stock, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 12, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount, or any shares of Common Stock, payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

13.   Rights of Participants.

        A Participant's rights and interests under the Plan shall be subject to the following provisions:

        (a)   A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation or the applicable Affiliated Company to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in the Plan be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.

        (b)   A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

        (c)   Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employment of the Corporation or any of its Affiliated Companies.

        (d)   No Participant shall have the right, by virtue of having been selected as an Eligible Employee with respect to any Plan Year, to be automatically treated as an Eligible Employee with respect to any subsequent Plan Year.

        (e)   No Restricted Units credited to a Participant's Account, and no payments made with respect to such Units upon or after they become vested, shall be considered as compensation under any employee benefit plan of the Corporation or any of its Affiliated Companies, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

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14.   Administration.

        The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish from time to time guidelines or regulations for the administration of the Plan, interpret the Plan, and make all determinations considered necessary or advisable for the administration of the Plan; provided, however, that any questions as to the rights under the Plan of any person who is an Elected Officer under Section 4.01(a), of the By-Laws of the Corporation, as amended on June 29, 1999 or thereafter, shall be determined by the Compensation Committee instead of by the Committee.

        The Committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers of the Corporation.

        All decisions, actions or interpretations of the Committee or the Compensation Committee under the Plan shall be final, conclusive and binding upon all parties. Notwithstanding the foregoing, any determination made by the Committee or the Compensation Committee after the occurrence of a Change in Control that denies in whole or in part any claim made by any individual for benefits under the Plan shall be subject to judicial review, under a "de novo", rather than a deferential standard.

15.   Amendment or Termination.

        The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment, suspension or termination of the Plan shall adversely affect the rights of any Participant with respect to any Units previously credited to the Participant's Account, without his or her written consent.

16.   Successor Corporation.

        The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

17.   Governing Law.

        The Plan shall be governed by and construed in accordance with the laws of the State of New York.

18.   Effective Date.

        The Plan was adopted effective as of June 29, 1999 by the Board of Directors, acting by the Compensation Committee, subject, however, to approval by the shareholders of the Corporation by a majority of the votes cast in person or by proxy at the 1999 annual meeting of the Corporation's shareholders. Restricted Units may be credited to the Accounts of Eligible Employees as provided herein prior to such shareholder approval, subject to such approval being obtained at such meeting.

As adopted by the Compensation Committee of the Board of Directors on June 29, 1999, amended by that Committee by Consent dated October 1, 1999, approved by shareholders at the annual meeting on November 17, 1999 and further amended by the Compensation Committee by Consents dated January 19, 2000 and March 28, 2001 and at a meeting held July 16, 2002, by the Executive Committee by Consent dated January 30, 2003 and by the Compensation Committee at a meeting held October 16, 2003.

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PALL CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose. The purpose of the Pall Corporation Employee Stock Purchase Plan (the "Plan") is to offer certain Employees of Pall Corporation (the "Company") and Affiliated Companies an incentive to invest in common shares, par value $.10 per share (each, a "Share") of the Company, by permitting eligible Employees to purchase Shares at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The stock purchase plan of the same name maintained by the Company prior to November 1, 1999 (the "Prior Plan") is hereby amended and superseded by this Plan. In the event that the Plan is adopted by any non-U.S. Affiliated Company and is subject to the laws of another country, a separate document may be prepared for such company reflecting the specific requirements of applicable law, and such document, and not this document, shall determine all rights of all Employees of such company.

2.    Definitions. Capitalized terms used in this Plan shall have the following meanings unless defined elsewhere herein.

"Affiliated Company" means, at the time of the granting of an option under the Plan, any corporation of which not less than 80% of the voting shares are held by the Company or a subsidiary within the meaning of Section 424 of the Code (except that 80% stock ownership shall be substituted for 50% stock ownership in such definition), whether or not such corporation now exists or is hereafter organized or acquired by the Company or a subsidiary.

"Board of Directors" means the Board of Directors of Pall Corporation.

"Change in Control" means the occurrence of any of the following:

  (a)
  the "Distribution Date" as defined in Section 3 of the Rights Agreement dated as of November 17, 1989 between the Company and United States Trust Company of New York, as Rights Agent as amended by Amendment No. 1 dated as of April 20, 1999 and as the same may have been further amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

  (b)
  any event described in Section 11(a)(ii)(B) of the Rights Agreement; or

  (c)
  any event described in Section 13 of the Rights Agreement; or

  (d)
  the date on which the number of duly elected and qualified directors of the Company who were not either elected by the Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Company as fixed by its by-laws;

provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 16(c) shall exist, to the extent that the Board of Directors so determines by resolution adopted prior to the Change in Control. Any such resolution may be rescinded or countermanded by the Board of Directors at any time with or without retroactive effect.

"Committee" means the group of individuals appointed by the Board of Directors of the Company to administer the Plan.

"Compensation" means, for any pay period, the gross base salary payable for such period. Compensation shall not include overtime, incentive compensation, incentive payments or bonuses, shift differentials, expense reimbursements, long-term disability and workers' compensation payments, lump-sum payments due to death, termination of employment or layoff, non-taxable fringe benefits, payments or discounts under any stock purchase or option plan, or any other extraordinary compensation or other payments to an Employee.

"Employee" means a common law employee of an Employer whose customary employment is at least twenty (20) hours per week. Any person who is not initially recognized by an Employer as a common law employee, but who is subsequently determined to be an Employee by the proper authority, shall be an Employee for purposes of participation in the Plan after such determination.

"Employer" means the Company and any Affiliated Company that adopts the Plan with the prior written approval of the Committee.

"Exercise Date" means the last Trading Day of each Offering Period.

"Fair Market Value" means the value of a Share on a given date, determined based on the mean of the highest and lowest sale prices for a Share on such date, as reported on the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange on such date, the exchange on which the Shares are listed ("Exchange"), or if the Exchange is not open for trading on such date, on the nearest preceding date on which the Exchange is open for trading.

"Participant" means any individual who is eligible to participate in the Plan as provided in Section 4 and enrolls in the Plan in the manner set forth in Section 5.

"Offering Period" means each six consecutive calendar month period during which an option to purchase Shares is granted and may be exercised.

"Purchase Price" means an amount equal to 85% of the lower of the Fair Market Value of a Share on the first Trading Day of an Offering Period or on the Exercise Date, but in no event less than the par value of a Share.

"Stock Account" means the account established pursuant to Section 8 for a Participant with such investment service provider as the Committee shall select in its discretion.

"Trading Day" means any day on which the Exchange is open for trading.

3.    Offering Periods. The Plan shall be implemented by consecutive Offering Periods, with the first Offering Period commencing on November 1, 1999 and ending on April 30, 2000, and each subsequent Offering Period thereafter, continuing until the Plan is terminated in accordance with Sections 17 or 20 hereof.

4.     Eligibility.

        (a)    Eligible Employees. Each Employee of an Employer shall be eligible to participate in the Plan on the earlier of the November 1st or May 1st coincident with or next following his or her completion of six (6) consecutive months of employment with an Employer. Notwithstanding the preceding sentence, no Employee of any Employer shall be eligible to participate in the Plan if that Employee (i) is a "highly compensated employee", as defined in Section 414(q) of the Code, who is eligible to participate in the Management Stock Purchase Plan, or (ii) has received a hardship distribution from the Pall Corporation Profit-Sharing Plan within the preceding six (6) months.

        (b)    Leave of Absence. Each Participant who is on medical leave, family leave, military leave or any other leave of absence approved by an Employer shall be permitted to participate in the Plan as provided in this paragraph (b).

        A Participant who is on an unpaid leave of absence shall have payroll deductions suspended at the commencement of such unpaid leave, but shall participate in the exercise of options under Section 7 to the extent of amounts credited to his or her account as of the next following Exercise Date. Upon such Participant's return from unpaid leave of absence during the same Offering Period in which such leave began, his or her payroll deductions shall automatically recommence at the same rate as in effect prior to such leave.

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        A Participant who is on a paid leave of absence may elect, by notifying the Committee in the manner prescribed by the Committee, to suspend his or her payroll deductions at any time during such paid leave, but shall participate in the exercise of options under Section 7 to the extent of the amount credited to his or her account as of the next following Exercise Date. Upon such Participant's return from paid leave of absence, he or she may elect to recommence payroll deductions as provided in Section 5(d).

        (c)    Termination of Eligibility. If a Participant ceases to be eligible to participate in the Plan for any reason on or before an Exercise Date, the Participant's payroll deductions shall cease as of the effective date of such termination of eligibility, as determined by the Committee. All payroll deductions credited to the Participant's account as of the effective date of his or her termination of eligibility, shall be distributed to the Participant as soon as practicable thereafter.

5.     Enrollment and Payroll Deductions.

        (a)    Enrollment. Any Employee who satisfies the eligibility requirements of Section 4(a) shall participate by enrolling in the Plan and authorizing payroll deductions in the manner prescribed by the Committee not later than fifteen (15) days prior to the commencement of any Offering Period. An eligible Employee who has elected to enroll in the Plan for an Offering Period and whose payroll deductions have not ceased during the Offering Period as provided in Section 5(d) shall automatically continue to participate in the Plan in each successive Offering Period with the same terms applicable.

        (b)    Amount. At the time a Participant enrolls in the Plan, the Participant shall elect to have payroll deductions made on each pay day during each Offering Period equal to an amount not to exceed the Compensation which the Participant received on each such pay day; provided, however, that in the case of the Offering Period beginning on November 1, 1999, no Participant shall be permitted to make payroll deductions during the first two months thereof that, in the aggregate, exceed Four Thousand, Two Hundred Dollars ($4,200). All payroll deductions shall be withheld in whole units of currency only. All payroll deductions shall be credited to a bookkeeping account maintained by the Company for each Participant under the Plan. No interest will be paid on any amounts credited to any account. A Participant may not make any additional payments into such account.

        (c)    Payroll Deductions. Payroll deductions shall commence with the first practicable payroll period of the Offering Period following the Participant's enrollment in the Plan and shall end in the last practicable payroll period of the Offering Period during which the Participant is enrolled in the Plan, or, if earlier (i) after the Participant notifies the Committee of his or her suspension of payroll deductions pursuant to Section 5(d), (ii) when the Participant ceases to participate in the Plan for any of the reasons stated in Sections 4(b), 4(c) or Section 11, or (iii) the first practicable payroll period after the Participant receives a hardship distribution from the Pall Corporation Profit-Sharing Plan.

        (d)    Adjustments to Payroll Deductions. A Participant may decrease the amount of payroll deductions or suspend all future payroll deductions during an Offering Period by notifying the Committee in the manner prescribed by the Committee. In the event a Participant suspends all payroll deductions, the Participant shall not be entitled to begin payroll deductions until the commencement of a subsequent Offering Period, except as provided below in the case of certain leaves of absence. The Committee may, in its discretion, limit the number of payroll deduction rate changes and prescribe the effective dates thereof during any Offering Period.

        In the event that a Participant reduces or suspends payroll deductions during a paid leave of absence, such Participant, upon his or her return from such leave during the same Offering Period in which such leave began, may elect to recommence or increase payroll deductions by notifying the Committee in the manner prescribed by the Committee.

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        Notwithstanding other provisions of the Plan, to the extent necessary to comply with Section 6(b) and Section 14 the Company may decrease a Participant's payroll deductions and/or suspend same at any time during an Offering Period, and shall, as soon as practicable after the end of an Offering Period, refund excess payroll deductions credited to the Participant's account that, by virtue of Section 6(b) and/or Section 14, cannot be used to purchase Shares.

6.     Options.

        (a)    Grant of Option. On the first Trading Day of each Offering Period, each Participant shall be granted an option to purchase, exercisable on each Exercise Date, that number of Shares determined by dividing the aggregate amount credited to the Participant's account as of such Exercise Date, by the Purchase Price; provided however, that such grant and purchase shall be subject to the limitations set forth in Sections 6(b) and 14.

        (b)    Limitation on Option Grant. Notwithstanding any other provisions of the Plan, no Participant shall be granted an option under the Plan if immediately after the grant, (i) such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase any class of capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or any Affiliated Company thereof, or (ii) such Participant's rights to purchase capital stock under all Section 423 employee stock purchase plans of the Company and Affiliated Companies would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of Fair Market Value of such capital stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that a Participant's account is maintained in a unit of currency other than U.S. dollars, for purposes of determining whether the limitation in the preceding sentence is exceeded, the unit of currency in which such Participant's account is maintained shall be notionally exchanged for U.S. dollars at a rate equal to the exchange rate of such currency and U.S. dollars at the close of the first day of the Offering Period.

7.    Exercise of Option.    As soon as administratively practicable after each Exercise Date, each Participant's option to purchase Shares under the Plan shall be exercised automatically, and the maximum number of whole or fractional Shares subject to such option shall be purchased for the Participant at the Purchase Price, with the aggregate amount credited to the Participant's account, unless the Participant has terminated participation as provided in Section 4(c) or employment as provided in Section 11. In the event that a Participant's account is maintained in a unit of currency other than U.S. dollars, prior to the exercise of any option, such currency will be exchanged for U.S. dollars at a rate equal to the exchange rate of such currency and U.S. dollars at the close of the Exercise Date as of which such options are exercised.

8.     Participant Stock Accounts.

        (a)    Establishment of Stock Account. A Stock Account shall be maintained for each Participant. Shares purchased for the Stock Account of each Participant shall be credited thereto as of the close of business on the Exercise Date. All brokerage commissions attributable to the exercise of options under the Plan shall be paid by the Company or an Affiliated Company.

        (b)    Statement. As soon as practicable following each Offering Period, a statement of Stock Account shall be sent to each Participant, setting forth the amount of payroll deductions accumulated during the Offering Period, the Purchase Price, the number of Shares purchased and the amount of any cash remaining credited to the Participant's Stock Account.

        (c)    Participant Shares. Shares purchased for each Participant shall be held in the Participant's Stock Account. A Participant may request that a certificate be issued in the Participant's name or the name of the Participant and his or her spouse for all or a portion of the whole Shares credited to the

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Participant's Stock Account. A Participant may sell such Shares at any time thereafter, subject to compliance with any applicable federal or state securities laws. Each Participant agrees, by enrolling in the Plan, to notify the Committee of any sale or other disposition of Shares held by the Participant under the Plan which occurs within eighteen (18) months from the Exercise Date, indicating the number of such Shares disposed of. The Committee shall be entitled to presume that a Participant has disposed of any Shares for which the Participant has requested a certificate. All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Company may deem advisable under all applicable laws, rules, and regulations, and the Company may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions. In the event that a Participant requests a withdrawal of all amounts credited to his Stock Account, any fractional Shares then held in the Participant's Stock Account will be converted to an equivalent unit of currency and such amount shall be distributed to the Participant in cash along with the requested Shares.

        (d)    Voting Rights; Dividends. A Participant shall have all ownership rights with respect to the Shares credited to the Participant's Stock Account, including the right to direct the vote of such Shares. Any dividends or distributions which may be declared thereon by the Board of Directors will be reinvested in additional Shares for the Participant, unless otherwise provided under the terms of the participant's Stock Account. Such additional shares shall be purchased on the open market as soon as practicable after the dividend payment is received.

        9.    Taxes.    The Company or Affiliated Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company or Affiliated Company to meet applicable withholding obligations, including any withholding required to make available to the Affiliated Company any tax deductions or benefits attributable to any sale or early disposition of Shares by the Participant.

        10.    Hardship Distributions.    In the event that during an Offering Period a Participant experiences a "hardship" as defined in the Pall Corporation Profit-Sharing Plan, the Participant may file a written request with the Committee for a refund of all amounts then credited to his account. If the Committee determines in its discretion that the Participant meets the requirements of a "hardship," it shall cause the Participant's account to be paid to the Participant as soon as practicable after such determination, without regard to whether a distribution is made on account of such hardship from the Pall Corporation Profit-Sharing Plan.

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11.   Termination of Plan Participation.

        (a)    Termination of Participation. A Participant may terminate participation in the Plan by notifying the Committee thereof in the manner prescribed by the Committee. Following the effective date of such notice, the Participant's payroll deductions shall cease with the next practicable payroll period. The Participant shall participate in the exercise of options under Section 7 to the extent of amounts credited to his or her account as of the cessation of his or her payroll deductions.

        (b)    Renewal of Participation. If a Participant terminates participation in the Plan, the Participant must re-enroll in the Plan as provided in Section 5(a) to renew participation.

        (c)    Termination of Employment. As soon as practicable following a Participant's termination of employment for any reason, including retirement, a Participant or the Participant's beneficiary shall receive cash equal to the amount credited to the Participant's account during the Offering Period in which occurs the Participant's termination and all options granted under Section 6(a) in connection with such Offering Period shall be canceled.

12.    Transfer.    A Participant may not assign, transfer, pledge or otherwise dispose of (other than by will, the laws of descent and distribution) any payroll deductions credited to the account of the Participant or any right to exercise an option or receive Shares under the Plan. Any such assignment, transfer, pledge or other disposition shall be without effect. Each option is exercisable during the lifetime of the Participant only by such Participant.

13.   Participant Beneficiaries.

        (a)    Designation. A Participant may file with the Committee, a written designation of a beneficiary who is entitled to receive any accumulated payroll deductions, if any, held for the Participant under the Plan, in the event of the Participant's death; provided, however, that the disposition of a Participant's Stock Account upon his or her death shall be provided under the terms of such Stock Account.

        (b)    Failure of Designation. If a Participant dies without a valid beneficiary designation on file with the Committee, or if no designated beneficiary survives the Participant, the following automatic beneficiaries surviving the Participant shall be entitled to receive any accumulated payroll deductions, if any, held for the Participant under the Plan: (i) Participant's surviving spouse, or (ii) if the Participant is not married, the Participant's estate.

14.    Shares.    The maximum number of Shares that may be acquired by any Participant in any Offering Period is 1,500. The maximum number of Shares that may be purchased by all Participants under the Plan is 2,000,000, subject to adjustment upon changes in the capitalization of the Company as set forth in Section 16. Shares credited to for Participants' Stock Accounts may, at the Committee's discretion, be purchased in the open market (on an exchange or in negotiated transactions), or may be previously acquired treasury Shares, authorized and unissued Shares, or any combination of Shares purchased in the open market, previously acquired treasury Shares or authorized and unissued Shares. If, on a given Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

15.    Administration.    The Plan shall be administered by the Committee, which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Committee may change the frequency of payroll deductions, limit the frequency or number of changes in the amount of payroll deductions to be made during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or

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accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with the Participant's payroll deductions, and establish such other limitations or procedures as the Committee determines in its sole discretion are advisable and consistent with the Plan.

        The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Each Participant shall have the same rights and privileges as afforded by Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. Every finding, decision and determination made by the Committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

16.   Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Change in Control.

        (a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of Shares each Participant may purchase per Offering Period (pursuant to Section 6 and Section 14) as well as the Purchase Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

        (b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and any Offering Period then in progress shall end on the New Exercise Date. The New Exercise Date shall be established by the Committee, and shall be before the date of the Company's proposed dissolution or liquidation. The Committee shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date in accordance with Section 7.

        (c)    Change in Control. In the event of a Change in Control of the Company, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the "Change of Control Exercise Date") and any Offering Period then in progress shall end on the Change of Control Exercise Date. The Change of Control Exercise Date shall be established by the Committee and shall be before the date of the Company's proposed sale or merger. The Committee shall notify each Participant in writing, at least ten (10) business days prior to the Change of Control Exercise Date, that the Exercise Date for the Participant's option has been changed to the Change of Control Exercise Date and that the Participant's option shall be exercised automatically on the Change of Control Exercise Date in accordance with Section 7.

17.    Amendment or Termination.    The Board of Directors may at any time and for any reason terminate or amend the Plan, and/or delegate authority for any amendments to the Committee. Except as provided in Section 16, no such termination or amendment shall affect options previously granted or adversely affect the rights of any Participant with respect thereto. Without shareholder consent and without regard to whether any Participant rights may have been considered to have been "adversely affected," the Plan may be amended to change the Offering Periods, increase the Purchase Price or change the maximum amount of payroll deductions permitted. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or

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stock exchange rule), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.

18.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

19.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

        As a condition to the exercise of an option, the Company may require a Participant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

20.    Term.    The Plan shall be effective upon its adoption by the Board of Directors subject to the approval by the shareholders of the Company which approval must occur within the 12-month period after the Plan is adopted by the Board of Directors. It shall continue in effect indefinitely thereafter until the maximum number of Shares available for sale under the Plan (as provided in Section 14 hereof) has been purchased, unless terminated pursuant to Section 17 hereof. In the event that the shareholders of the Company do not approve the Plan, all payroll deductions that have accumulated in Participants' accounts shall be refunded to Participants as soon as possible following the shareholder's action.

21.    Use of Funds.    Payroll deductions credited to a Participant's account shall remain the general assets of the Company or an Affiliated Company and shall not be held in trust or required to be segregated in any manner.

22.    No Right to Continued Employment.    Nothing in the Plan or in any option shall confer on any Participant any right to continue in the employ of the Company or any Affiliated Company.

[The Plan was approved by the Board of Directors on June 29, 1999 and by shareholders at the Annual Meeting on November 17, 1999 and was amended by the Board of Directors, acting by its Executive Committee, effective October 16, 2000 and further amended by the Board of Directors effective October 17, 2003.]

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